Questions & Answers
Scudder New Asia Fund, Inc.

Q What is happening?
A Stockholders are being asked to approve an Agreement and Plan of Reorganization (the “Plan”) whereby all of the assets of the Scudder New Asia Fund, Inc., a closed-end investment company (“New Asia Fund”), would be transferred in a tax-free reorganization (the “merger”) to Scudder Emerging Markets Fund (“Emerging Markets Fund”), an open-end series of Scudder International Fund, Inc. (“SIF”). Like the New Asia Fund, the Emerging Markets Fund is also managed by Deutsche Investment Management Americas, Inc. (“DeIM”). Stockholders are also being asked to elect two (2) nominees to New Asia Fund’s Board of Directors. If the nominees are elected as Directors, the Plan is approved and the merger is consummated, the nominees would serve as Directors of New Asia Fund only until the consummation of the merger.
After carefully reviewing the proposals, your fund’s Board of Directors has determined that these actions are in the best interests of your fund. The Board recommends that you vote for these proposals.
Q Are the investment objectives and strategies of Emerging Markets Fund and New Asia Fund the same?
A The investment objectives and strategies of Emerging Markets Fund and New Asia Fund are similar, but have some important differences. Emerging Markets Fund has a larger investment universe that includes all emerging markets, whereas New Asia Fund focuses primarily on Asian issuers in both developed and emerging markets. Because the investment objectives and strategies of New Asia Fund are different from those of Emerging Markets Fund, if the Plan is approved, it will be necessary to make certain changes to New Asia Fund’s portfolio prior to the consummation of the transaction. As such, New Asia Fund would pay transaction expenses, and New Asia Fund shareholders would realize gains or losses on the sale of portfolio securities in anticipation of the merger. See “Will I have to pay taxes as a result of the merger?” below.
Q What is the difference between a closed-end and an open-end investment company?
A Closed-end investment companies, like the New Asia Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new shares and their shares are typically traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund.
Open-end investment companies, like the Emerging Markets Fund, issue shares that generally can be redeemed or sold back to the fund at the fund’s net asset value per share (less any applicable redemption fee). In addition, whereas closed-end funds may invest without limitation in illiquid securities, open-end funds may not invest more than 15% of their net assets in illiquid securities. Moreover, open-end investment companies issue new shares at the fund’s offering price, which is net asset value per share plus any applicable sales charge. Since they must be ready to redeem their shares on a daily basis, open-end funds may not be as fully invested as closed-end funds, which may hurt performance.
Q Why has this proposal been made for my fund?
A The New Asia Fund has historically traded at a discount from net asset value (including (10.38)% as of the date the merger was announced and (4.47)% as of September 2, 2005). If the merger is approved, New Asia Fund shareholders would receive Emerging Markets Fund shares with an equal aggregate net asset value as their New Asia Fund shares pursuant to the merger, and Emerging Markets Fund (as an open-end fund)

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permits shareholders to redeem their shares at net asset value (less any applicable redemption fee). In addition, the combined fund will pay a lower effective management fee than the New Asia Fund. Also, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base, which may result in greater cost efficiencies and the potential for greater economies of scale. Finally, DeIM has agreed to cap the expenses of the combined fund at levels lower than the expense ratios currently paid by the New Asia Fund for approximately three years following the merger. Consequently, the combined fund is expected to have a lower total operating expense ratio than New Asia Fund.
Q Will I have to pay taxes as a result of the merger?
A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to sell your shares before the merger, the sale will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains as a result of the normal operations of your fund whether or not the merger occurs.
Also, the sale of portfolio securities by New Asia Fund prior to the merger as described above may result in selling securities at a disadvantageous time and could result in the realization by New Asia Fund of gains or losses that would not otherwise have been realized. New Asia Fund intends to pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing of the merger. The amount of any dividend actually paid will depend on a number of factors, such as changes in the value of New Asia Fund’s holdings and the extent of liquidation of securities between the date of the stockholders’ meeting and the closing of the merger.
Q Upon merger, will I own the same number of shares?
A The aggregate net asset value of your shares will not change as a result of the merger of the New Asia Fund into the Emerging Markets Fund. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Emerging Markets Fund, which will probably be different from the net asset value per share of the New Asia Fund.
Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?
A Yes. The New Asia Fund will bear legal, printing and solicitation expenses; however, certain other costs associated with the merger and attributable to the Emerging Markets Fund will be borne by DeIM.
Q Does the merger involve any risks to the combined fund?
A If a significant number of former New Asia Fund stockholders redeem their shares in Emerging Markets Fund immediately or soon after the merger, Emerging Markets Fund could be adversely affected because of lost economies of scale and portfolio management disruption. A significant decrease in net assets could result in less diversification or in smaller portfolio positions in investments, which could adversely affect Emerging Markets Fund’s total return performance. The sale of securities to fund these redemptions would result in increased brokerage expenses and could also have adverse tax consequences.
Q Will the shares I receive in the merger be subject to a redemption fee?
A Yes. According to Emerging Markets Fund’s policy, subject to limited exceptions, you will be required to pay a 2% redemption fee on shares redeemed within 30 days of the merger.

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Q When would the merger take place?
A If approved, the merger would occur on or about November 7, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.
Q How can I vote?
A You can vote in any one of four ways:

•	Through the Internet, by going to the website listed on your proxy card;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

•	In person, by attending the meeting.
We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/ Proxy Statement before you vote.
Q Will I be able to continue to track my fund’s performance in the newspaper and on the Internet?
A Yes. You will be able to continue to track your fund’s performance through these means.
Q Whom should I call for additional information about this Prospectus/ Proxy Statement?
A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-866-729-6818.

SCUDDER NEW ASIA FUND, INC.
A Message from the Fund’s Chief Executive Officer
September 13, 2005
Dear Shareholder:
      I am writing to you to ask for your vote on important matters that affect your investment in Scudder New Asia Fund, Inc. (“New Asia Fund”). While you are, of course, welcome to join us at New Asia Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.
      We are asking for your vote on the following matters:

Proposal 1:	Approval of a proposed merger of New Asia Fund into Scudder Emerging Markets Fund (“Emerging Markets Fund”), a series of Scudder International Fund, Inc. In this merger, your shares of New Asia Fund would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for shares of Emerging Markets Fund with an equal aggregate net asset value.

Proposal 2:	Election of Ronaldo A. da Frota Nogueira and Kesop Yun to the Board of Directors of New Asia Fund.
      In determining to recommend approval of the merger, the Directors of New Asia Fund considered the following factors, among others:

•	Due to the growing liquidity in many of the Asian securities markets and the significant evolution of those markets since the Fund’s inception, the Fund’s investment adviser believes that the closed-end structure is no longer required in order to take advantage of investment opportunities in those markets. Further, as a result of the significant economic development of many Asian countries since the inception of the Fund, the investment adviser believes that a broader investment strategy that permits the Fund to pursue investment opportunities in emerging markets outside the Asian region, as well as within it, would better serve the interests of investors.

•	New Asia Fund has historically traded at a discount from net asset value as of the date of this Prospectus/ Proxy Statement. New Asia Fund shareholders would receive Emerging Market Fund shares with an equal aggregate net asset value as their New Asia Fund shares pursuant to the merger, and Emerging Markets Fund (as an open-end fund) permits shareholders to redeem their shares at net asset value (less any applicable redemption fee);

•	New Asia Fund shareholders will have the opportunity to invest in a larger fund with an expanded investment universe;

•	Shareholders will have the potential for economies of scale;

•	The combined fund will have a lower total fund operating expense ratio than New Asia Fund; and

•	The merger would be a tax-free reorganization for federal income tax purposes for the shareholders.
      Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Meeting of Shareholders, which summarizes the issues for which you are being asked to provide voting instructions; and

•	A Prospectus/ Proxy Statement, which provides detailed information on Emerging Markets Fund, the nominees for election as Directors, the specific proposals being considered at the stockholders’ meeting and why the proposals are being made.
      Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.
      I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/ Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.
      Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Georgeson Shareholder, New Asia Fund’s proxy solicitor, at 1-866-729-6818, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters
Chief Executive Officer
Scudder New Asia Fund

SCUDDER NEW ASIA FUND, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
       This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in the event you choose to attend in person.
      To the Shareholders of Scudder New Asia Fund, Inc.:
      A Meeting of Shareholders of Scudder New Asia Fund, Inc. (“New Asia Fund”) will be held October 11, 2005 at 9:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal 1:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of New Asia Fund to Scudder Emerging Markets Fund (“Emerging Markets Fund”), in exchange for shares of Emerging Markets Fund and the assumption by Emerging Markets Fund of all liabilities of New Asia Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of New Asia Fund in complete liquidation and dissolution of New Asia Fund.

Proposal 2:	Election of Ronaldo A. da Frota Nogueira and Kesop Yun to the Board of Directors of New Asia Fund.
      The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.
      Holders of record of shares of New Asia Fund at the close of business on August 4, 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.
      In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy or, if no such holder is present, an officer present and entitled to preside at the Meeting or act as Secretary, may propose one or more adjournments of the Meeting to a date not more than 120 days after August 4, 2005 in accordance with applicable law to permit further solicitation of proxies.

By order of the Directors

Carole Coleman
Secretary
September 13, 2005
WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS
      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.,
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.
UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION
FOR SHAREHOLDERS OF
SCUDDER NEW ASIA FUND, INC.
      This document contains a Prospectus/ Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card (or tell us how you want to vote by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Directors’ recommendations on pages 21 and 30.
      We urge you to review the Prospectus/ Proxy Statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.
      We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.
      If you have any questions, please call Georgeson Shareholder, Scudder New Asia Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-729-6818) or contact your financial advisor.

PROSPECTUS/ PROXY STATEMENT
September 9, 2005
      This Prospectus/ Proxy Statement is being furnished in connection with (i) the proposed merger of Scudder New Asia Fund, Inc. (“New Asia Fund”) into Scudder Emerging Markets Fund (“Emerging Markets Fund”), a series of Scudder International Fund, Inc., and (ii) the election of nominees to the Board of Directors of New Asia Fund. Emerging Markets Fund and New Asia Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.”
      This Prospectus/ Proxy Statement, along with the Notice of Meeting and the proxy card, is being mailed to shareholders on or about September 13, 2005. It explains what you should know before voting on the matters described in this Prospectus/ Proxy Statement or investing in Emerging Markets Fund, a non-diversified series of an open-end management investment company. Please read it carefully and keep it for future reference. Much of the information is required disclosure under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, New Asia Fund’s proxy solicitor, at 1-866-729-6818, or contact your financial advisor.
PROPOSAL I: APPROVAL OF MERGER
      It is proposed that all of the assets of New Asia Fund be transferred to Emerging Markets Fund solely in exchange for (a) the issuance and delivery to New Asia Fund of Class S shares of Emerging Markets Fund with a value equal to the value of New Asia Fund’s assets net of liabilities and (b) the assumption by Emerging Markets Fund of all liabilities of New Asia Fund. The principal business address and phone number for both New Asia Fund and Emerging Markets Fund is 345 Park Avenue, 27th Floor, New York, New York 10154 and 1-212-454-7190.
      As a result of the proposed merger, each shareholder of New Asia Fund will receive a number of full and fractional Class S shares of Emerging Markets Fund equal in value as of the Valuation Time (as defined below on page 17) to the total value of such shareholder’s New Asia Fund shares.
      The following documents have been filed with the SEC and are incorporated into this Prospectus/ Proxy Statement by reference:

(i) the prospectus of Emerging Markets Fund, dated February 25, 2005, as supplemented from time to time, relating to Class S shares, a copy of which is included with this Prospectus/ Proxy Statement;

(ii) the statement of additional information relating to the proposed merger, dated September 9, 2005 (the “Merger SAI”); and

(iii) the financial statements and related independent registered public accounting firm’s report included in the New Asia Fund’s Annual Report to Shareholders for the year ended December 31, 2004 and the Semiannual Report to Shareholders (unaudited) for the six months ended June 30, 2005.
      The Emerging Markets Fund’s financial highlights for Class S shares are contained in Exhibit B. Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make shareholder inquiries by contacting their financial advisor or by calling the corresponding Fund at 1-800-349-4281.
      Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address:

publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.
      The securities offered by this Prospectus/ Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/ Proxy Statement. Any representation to the contrary is a criminal offense.
      Like shares of New Asia Fund, shares of Emerging Markets Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.
I. Synopsis
      The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between investment companies. These responses are qualified in their entirety by the remainder of this Prospectus/ Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?
      The Directors of New Asia Fund are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of New Asia Fund into Emerging Markets Fund. If approved by shareholders, all of the assets of New Asia Fund will be transferred to Emerging Markets Fund solely in exchange for (a) the issuance and delivery to New Asia Fund of Class S shares of Emerging Markets Fund (“Merger Shares”) with a value equal to the value of New Asia Fund’s assets net of liabilities and (b) the assumption by Emerging Markets Fund of all liabilities of New Asia Fund. Immediately following the transfer, the Merger Shares received by New Asia Fund will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.
      The proposed merger is initiated by Deutsche Investment Management Americas, Inc. (“DeIM”), the investment manager for Emerging Markets Fund and New Asia Fund.

2.	What will happen to my shares of New Asia Fund as a result of the merger?
      Your shares of New Asia Fund will, in effect, be exchanged for Class S shares of Emerging Markets Fund, a non-diversified series of an open-end investment company, with an equal aggregate net asset value as of the Valuation Time (as defined below on page 18).

3.	Why have the Directors of New Asia Fund recommended that I approve the merger?
      The Directors considered the following factors, among others, in determining to recommend that shareholders of New Asia Fund approve the merger:

•	The New Asia Fund has historically traded at a discount from net asset value (including -10.38% as of the date the merger was announced and -4.47% as of September 2, 2005). The New Asia Fund shareholders should receive Emerging Market Fund shares with an aggregate net asset value equal to the aggregate net asset value of their New Asia Fund shares as of the Valuation Time pursuant to the merger, and Emerging Markets Fund (as an open-end fund) permits shareholders to redeem their shares at net asset value (less any applicable redemption fee).

•	The merger offers New Asia Fund shareholders the opportunity to invest in a significantly larger fund with an expanded investment universe.

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•	Shareholders will have the potential for economies of scale.

•	The combined fund is expected to have lower total fund operating expense ratios than New Asia Fund.

•	The merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.
      The Directors of New Asia Fund have concluded that: (1) the merger is in the best interests of New Asia Fund and (2) the interests of the existing shareholders of New Asia Fund will not be diluted as a result of the merger. Accordingly, the Directors of New Asia Fund recommend approval of the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the two Funds compare?
      The investment objective of Emerging Markets Fund is broader than that of the New Asia Fund. The objective of the New Asia Fund is long-term capital appreciation through investment primarily in the equity securities of Asian companies. The objective of the Emerging Markets Fund is long-term growth of capital. Emerging Markets has a larger investment universe that includes all emerging markets as opposed to the New Asia Fund, which focuses primarily on Asian issuers of both developed counties and emerging markets. Because the investment objectives and policies of New Asia Fund are different from those of Emerging Markets Fund, it will be necessary to make certain changes to New Asia Fund’s portfolio prior to the consummation of the transaction.
      Under normal circumstances, the Emerging Markets Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The Fund invests primarily in common stocks. The Fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.
      The New Asia Fund seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers. The New Asia Fund defines equity securities to include common and preferred stock, American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), International Depository Receipts (“IDRs”), debt securities convertible into common stock and common stock purchase warrants or rights, joint venture interests, general and limited partnership interest and other securities ordinarily considered to be equity securities. Under normal conditions, at least 65% of the New Asia Fund’s total assets will be invested in equity securities of Asian Companies. Asian Companies are companies that (i) are organized under the laws of, and have securities traded in a market within, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, or Thailand, or any other country in the Asian region that in the future permits foreign investors to participate in its stock markets (collectively, “Asian Countries”) or (ii) regardless of where organized, derive at least 50% of their revenues from business in Asian Countries. Up to 35% of the New Asia Fund’s total assets may be invested, subject to certain restrictions, in equity securities of (i) companies organized in any other country in Asia which is not defined above as an Asian Country; (ii) companies, regardless of where organized, which DeIM believes derive, or will drive, at least 25% of their revenues from business in or which such countries; (iii) debt securities denominated in the currency of an Asian Country or issued or guaranteed by an Asian Company or the government of an Asian Country (“Asian Debt Securities”) rated A or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or, if unrated, of comparable quality as determined by DeIM; (iv) Asian Debt Securities rated as low as B by Moody’s or S&P or, if unrated, of comparable quality as determined by DeIM, limited, as a matter of non-fundamental policy (i.e., may be changed without shareholder approval), to no more than 10% of the New Asia Fund’s total assets; and (v) short-term debt securities. However, the New Asia Fund may invest up to 15% of its total assets in securities which are not publicly traded and illiquid securities (i.e., securities that cannot be disposed of by the

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Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities).
      Because the investment objectives and policies of New Asia Fund are different from those of Emerging Markets Fund, it will be necessary to make certain changes to New Asia Fund’s portfolio prior to the consummation of the transaction. DeIM has advised the New Asia Fund’s Board of Directors that such changes would include the sale of equity investments in Japan, Australia, Singapore and of select Hong Kong names — developed markets in which Emerging Markets Fund does not generally invest. DeIM has further advised that the New Asia Fund would invest the proceeds from such sales in securities of Asian emerging markets countries, in accordance with the investment policies of both Funds, including China, India, Indonesia, Malaysia, the Philippines, South Korea, Taiwan and Thailand. The Fund might also retain some of the proceeds as cash, to be invested after the transaction in emerging markets in which Emerging Markets Fund, but not New Asia Fund, invests. As such, the New Asia Fund would pay transaction expenses and the New Asia Fund shareholders would realize gains or losses on the sale of portfolio securities in anticipation of the merger.
      The Emerging Markets Fund may change its investment goal without seeking shareholder approval. The New Asia Fund’s investment objective and the percentage of its assets which must be invested in equity securities of Asian Companies are fundamental polices and which may not be changed without the approval of a “majority of the outstanding voting securities” of the New Asia Fund. A “majority of the outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Please also see Part II — Investment Strategies and Risk Factors — below for a more detailed comparison of the Funds’ investment policies and restrictions.
      The following table sets forth a summary of the composition of the investment portfolio of each Fund as of April 30, 2005, and of Emerging Markets Fund on a pro forma combined basis, giving effect to the proposed merger as of that date:
Portfolio Composition (as a % of Fund Investments)

			Emerging Markets
	New	Emerging	Fund — Pro Forma
Geographical Diversification	Asia Fund	Markets Fund	Combined(1)

Pacific Basin	90%	54%	66%
Europe	—%	11%	7%
Latin America	—%	18%	12%
Africa	—%	7%	5%
Other	10%	10%	10%
	100%	100%	100%

(1)	Reflects the blended characteristics of New Asia Fund and Emerging Markets Fund as of April 30, 2005. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.
      The Emerging Markets Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the Emerging Markets Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The New Asia Fund’s complete portfolio holdings as of the end of each calendar quarter are filed on Form N-CSR or Form N-Q with the SEC within 60 days of the quarter’s end. The Emerging Markets Fund’s SAI includes a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The New Asia Fund’s policies and procedures with respect to its disclosure of its portfolio holdings is contained in its annual and semi-annual reports.

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5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?
      The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended April 30, 2005, and the pro forma estimated expense ratios of Emerging Markets Fund assuming consummation of the merger as of that date.
Shareholder Fees
(fees that are paid directly from your investment)

			Emerging		Emerging
	New Asia Fund		Markets Fund		Markets Fund
	Common Shares		Current Class S		Pro Forma Class S

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
New Asia Fund	None(1)
Emerging Markets Fund			None	(2)	None
Redemption/ Exchange fee on shares owned less than 30 days (as a percentage of redemption proceeds)
New Asia Fund	None	(1)
Emerging Markets Fund			2.00	%(2)	2.00	%(2)

(1)	As a closed-end fund, the New Asia Fund trades on the New York Stock Exchange and does not charge a sales load nor a redemption fee.

(2)	The Emerging Markets Fund imposes a redemption fee of 2.00% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of purchase.
      The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule of Emerging Markets Fund (Post-Merger) reflects reductions that will be effective upon the consummation of the merger. As of April 30, 2005, Emerging Markets Fund and New Asia Fund had net assets of $197.3 million and $151.7 million, respectively.

		Emerging Markets Fund		Emerging Markets Fund
New Asia Fund		(Pre-Merger)		(Post-Merger)

Average Daily	Management	Average Daily	Management	Average Daily	Management
Net Assets	Fee	Net Assets	Fee	Net Assets	Fee

$0 - $75 million	1.25%	$0 - $500 million	1.25%	$0 - $250 million	1.10%
$75 million - $200 million	1.15%	Above $500 million	1.20%	$250 million - $750 million	1.075%
Above $200 million	1.10%			Above $750 million	1.050%

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      As shown below, the merger is expected to result in a lower effective management fee ratio and lower total expense ratios for shareholders of New Asia Fund. However, there can be no assurance that the merger will result in expense savings.
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

									Net
						Total			Annual Fund
			Distribution/			Annual Fund	Less Expense		Operating
	Management		Service (12b-1)	Other		Operating	Waiver/		Expenses
	Fee		Fees	Expenses		Expenses	Reimbursements		(After Waiver)

New Asia Fund
Common shares	1.20%		None	0.57%		1.77%	—		1.77%
Emerging Markets Fund
Class S	1.25%		None	0.77%		2.02%	0.27	%(1)	1.75%
Emerging Markets Fund
(Pro forma combined)
Class S	1.10	%(2)	None	0.60	%(3)	1.70%	0.15	%(4)	1.55%

(1)	Through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 1.75% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.

(2)	Restated to reflect the management fee schedule for Emerging Markets Fund that will be effective upon consummation of the merger.

(3)	Other expenses are estimated, accounting for the effect of the merger.

(4)	Through February 28, 2009, DeIM has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 1.55% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.
      The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeIM expects the combined fund to incur in the first year following the merger.
Examples
      The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

New Asia Fund
Common shares	$180	$557	$959	$2,084
Emerging Markets Fund
Class S(1)	$178	$607	$1,063	$2,326
Emerging Markets Fund
(Pro forma combined)
Class S(2)	$158	$490	$878	$1,969

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(1)	Includes one year of capped expenses.

(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years”, “5 Years” and “10 Years” periods.

6.	What are the federal income tax consequences of the proposed merger?
      For federal income tax purposes, no gain or loss is expected to be recognized by New Asia Fund or its shareholders as a direct result of the merger. However, repositioning New Asia Fund’s portfolio prior to the merger, and increased portfolio activity due to redemption requests following the merger, could result in the realization of significant capital gains by the Emerging Markets Fund, which would be distributed to its shareholders. These distributions would be taxable to the shareholders who receive them. According to Emerging Markets Fund’s policy, subject to limited exceptions, shareholders will be required to pay a 2% redemption fee on shares redeemed within 30 days of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates, sale of New Asia Fund securities prior to the merger and net investment income), please see “Information about the Proposed Merger — Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?
      The mergers will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?
      Yes. Common shares of the New Asia Fund are traded on the New York Stock Exchange and investors may purchase or sell the New Asia Fund common shares on the exchange. Common shares of the New Asia Fund may not be exchanged for shares of other Scudder funds. As shareholders of Class S shares of Emerging Markets Fund, former New Asia Fund shareholders will have the right to redeem their shares at net asset value (less any applicable redemption fee) and the right to exchange your Class S shares for Class S shares in other open-end Scudder funds. The procedures for purchasing and redeeming Class S shares of the Emerging Markets Fund, and for exchanging Class S shares of the Emerging Markets Fund for shares of other Scudder funds, may be found in the Emerging Markets Fund Prospectus dated February 25, 2005 and incorporated by reference to this Prospectus/ Proxy Statement.

9.	How will I be notified of the outcome of the merger?
      If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of New Asia Fund.

10.	Will the number of shares I own change?
      Yes, the number of shares you own will most likely change. However, the total value of the Class S shares of Emerging Markets Fund you receive will equal the total value of the common shares of the New Asia Fund that you hold at the Valuation Time (as defined below on page 18). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?
      Approval of the merger between the New Asia Fund and the Emerging Markets Fund will require the affirmative vote of two-thirds of all the votes of the common shares outstanding and entitled to be cast on the matter.
      The Directors of New Asia Fund believe that the proposed merger is in the best interest of New Asia Fund. Accordingly, the Directors recommend that shareholders vote FOR approval of the proposed merger.

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II. Investment Strategies and Risk Factors
      What are the main investment strategies and related risks of Emerging Markets Fund and how do they compare with those of New Asia Fund?
      Investment Objectives and Strategies. As noted above, the investment objective of Emerging Markets Fund is broader than that of the New Asia Fund. The objective of the New Asia Fund is long-term capital appreciation through investment primarily in the equity securities of Asian companies. The objective of the Emerging Markets Fund is long-term growth of capital. Emerging Markets has a larger investment universe that includes all emerging markets as opposed to the New Asia Fund that focuses primarily on Asian issuers of both developed countries and emerging markets.
      Emerging Markets Fund seeks to achieve its investment objective by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The Emerging Markets Fund invests primarily in common stocks. The fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Emerging Markets Fund may also lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.
      The New Asia Fund seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers. The New Asia Fund defines equity securities to include common and preferred stock, American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), International Depository Receipts (“IDRs”), debt securities convertible into common stock and common stock purchase warrants or rights, joint venture interests, general and limited partnership interest and other securities ordinarily considered to be equity securities. Under normal conditions, at least 65% of the New Asia Fund’s total assets will be invested in equity securities of Asian Companies. Asian Companies are companies that (i) are organized under the laws of, and have securities traded in a market within, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, or Thailand, or any other country in the Asian region that in the future permits foreign investors to participate in its stock markets (collectively, “Asian Countries”) or (ii) regardless of where organized, derive at least 50% of their revenues from business in Asian Countries. Up to 35% of the New Asia Fund’s total assets may be invested, subject to certain restrictions, in equity securities of (i) companies organized in any other country in Asia which is not defined above as an Asian Country; (ii) companies, regardless of where organized, which DeIM believes derive, or will drive, at least 25% of their revenues from business in or which such countries; (iii) debt securities denominated in the currency of an Asian Country or issued or guaranteed by an Asian Company or the government of an Asian Country (“Asian Debt Securities”) rated A or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or, if unrated, of comparable quality as determined by DeIM; (iv) Asian Debt Securities rated as low as B by Moody’s or S&P or, if unrated, of comparable quality as determined by DeIM, limited, as a matter of non-fundamental policy (i.e., may be changed without shareholder approval), to no more than 10% of the New Asia Fund’s total assets; and (v) short-term debt securities. However, the New Asia Fund may invest up to 15% of its total assets in securities which are not publicly traded and illiquid securities (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Additionally, the New Asia Fund may utilize certain investment practices, such as entering into repurchase agreements and lending its portfolio securities, as well as various other investment strategies, including purchasing and selling put and call options, purchasing and selling futures contracts on stock indices and options thereon, entering into various interest rate transactions such as swaps, caps, floors or collars, and entering into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. See Exhibit C for further discussion of the New Asia Fund’s investment strategies and restrictions.

8

      The Emerging Markets Fund may change its investment goal without seeking shareholder approval. The New Asia Fund’s investment objective and the percentage of its assets which must be invested in equity securities of Asian Companies are fundamental polices and which may not be changed without the approval of a “majority of the outstanding voting securities of the New Asia Fund. A “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.
      The New Asia Fund has elected to be classified as a diversified investment company and Emerging Markets Fund has elected to be classified as a diversified series of an investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.
      It is anticipated that there will be a pre-merger liquidation by New Asia Fund of any investments that are not consistent with the current investment objective, policies and restrictions of Emerging Markets Fund.
      For a more detailed description of the investment techniques used by Emerging Markets Fund, please see the Fund’s prospectus and statement of additional information.
      Primary Risks. As with any investment company, you may lose money by investing in Emerging Markets Fund. Certain risks associated with an investment in Emerging Markets Fund are summarized below. The risks of an investment in Emerging Markets Fund are similar to the risks of an investment in New Asia Fund. More detailed descriptions of the risks associated with an investment in Emerging Markets Fund can be found in the current prospectus and statement of additional information for Emerging Markets Fund.
      The value of your investment in Emerging Markets Fund will change with changes in the values of the investments held by Emerging Markets Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Emerging Markets Fund’s investments as a whole. Emerging Markets Fund could be subject to additional principal risks because the types of investments it makes can change over time.
      There are several risk factors that could hurt the performance of Emerging Markets Fund, cause you to lose money or cause the performance of Emerging Markets Fund to trail that of other investments.
      Stock Market Risk. As with most stock funds, an important factor with the Emerging Markets Fund is how stock markets perform — in this case emerging markets. When emerging market stock prices fall, investors should expect the value of the Emerging Markets Fund’s investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the Emerging Markets Fund may not be able to get attractive prices for them. The New Asia Fund is subject to similar risks.
      Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes. The New Asia Fund is subject to similar risks.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. The New Asia Fund is subject to similar risks.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain investments

9

more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the Emerging Markets Fund’s foreign investments. The New Asia Fund is subject to similar risks.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. The New Asia Fund is subject to similar risks.

•	Currency Risk. The Emerging Markets Fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities. The New Asia Fund is subject to similar risks

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S. The New Asia Fund is subject to similar risks.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. The New Asia Fund is subject to similar risks.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special U.S. tax considerations may apply to the fund’s foreign investments. The New Asia Fund is subject to similar risks.

      Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. The New Asia Fund is subject to similar risks, but to a lesser extent, due to the fact that it invests a portion of its assets in more developed Asian markets.
      Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the Emerging Markets Fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the Emerging Markets Fund. If the Emerging Markets Fund underestimates their price, you may not receive the full market value for the Emerging Markets Fund shares when you sell. The New Asia Fund is subject to similar risks.
      Securities Lending Risk. Any loss in the market price of securities loaned by the Emerging Markets Fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The New Asia Fund is subject to similar risks.
      Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, geographic and economic trends, the relative attractiveness of growth stocks and value stocks or other matters; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements.
      Open-end Fund Structure Risk. Open-end investment companies, like the Emerging Markets Fund, issue shares that can be redeemed or sold back to the fund generally at the fund’s net asset value per share.

10

Moreover, open-end investment companies issue new shares at the fund’s offering price, which is net asset value per share plus any applicable sales charge. Since they must be ready to redeem their shares on a daily basis, open-end funds may not be as fully invested as closed-end funds, which may affect performance. The New Asia Fund is a closed-end fund and is therefore not subject to the same risks.
      The New Asia Fund also is subject to the following risks:

High Yield, High Risk Securities. The New Asia Fund may investment in below investment-grade securities (rated Ba and lower by Moody’s and BB and lower by S&P) or unrated securities of equivalent quality in DeIM’s judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, may be less liquid than securities in the higher ratings categories and are considered speculative. Such below investment-grade securities are commonly referred to as junk bonds. The lower the ratings of such debt securities, the more their risks render them like equity securities. Debt rated Ba or B by Moody’s or BB or B by S&P is not consider investment-grade and is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and involve major risk exposure to adverse conditions.

Common Shares Trading at Discount From Net Asset Value. The New Asia Fund common shares frequently have traded at a discount from net asset value since the commencement of the Fund’s operations.
      Performance Information. The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of New Asia Fund’s common shares and Emerging Markets Fund’s Class S shares based on net asset value. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts compares each Fund’s performance. The table shows returns on a before-tax and after-tax basis. The performance of the Funds varies over time. Of course, a Fund’s past performance is not an indication of future performance.
Calendar Year Total Returns (%)
Emerging Markets Fund

Annual Total Returns (%) as of 12/31 each year	Class S

2005 Total Return as of June 30: 6.89%	For the periods included in the bar chart:
Best Quarter: 29.03%, Q4, 1999
Worst Quarter: (21.17)%, Q3, 1998

11

New Asia Fund

Annual Total Returns (%) as of 12/31 each year	Common Shares

2005 Total Return as of June 30: 4.06%	For the periods included in the bar chart:
Best Quarter: 40.28%, Q2, 1999
Worst Quarter: (21.91)%, Q3, 2001
Average Annual Total Returns (for periods ended 12/31/04)

	Past	Past	Past 10 Years/Since
	1 Year	5 Years	Inception

Emerging Markets Fund(1)
Class S
Return before Taxes	22.39%	3.54%	4.65	%(3)
Return after Taxes on Distributions	22.92%*	3.77%	4.77	%(3)
Return after Taxes on Distributions and Sale of Fund Shares	15.39%	3.30%	4.20	%(3)
Index (reflects no deductions for fees, expenses or taxes)(2)	25.95%	4.62%	3.35%
New Asia Fund
Common shares	10.81%	(2.24)%	4.12%

*	Return after Taxes on Distributions is higher than other return figures for Class S shares for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

(1)	Total returns for Emerging Markets Fund from 2000, 2003 and 2004 would have been lower if operating expenses hadn’t been reduced.

(2)	Index: The MSCI Emerging Market Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets.

(3)	Since May 8, 1996. Index comparison begins May 31, 1996.
      The “total return” of a fund is the change in the value of an investment that fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of such fund over a given period.
      Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit the Scudder website at www.scudder.com.
III. Other Comparisons Between the Funds
      Advisor and Portfolio Managers. DeIM is the investment advisor for each Fund. Under the supervision of the Board of Directors of each Fund, DeIM, with headquarters at 345 Park Avenue, 27th Floor, New York,

12

New York, 10154 makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management (“DeAM”) is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
      A group of investment professionals, led by Oliver S. Kratz, Tara C. Kenney and Terrence S. Gray, is responsible for the day-to-day management of the Emerging Markets Fund. A group of investment professionals, led by Terrence S. Gray, is responsible for the day-to-day management of the New Asia Fund. These investment professionals have a broad range of experience in managing emerging market funds.
      Distribution and Service Fees. Neither the New Asia Fund nor the Emerging Markets Fund has entered into a distribution or services fee agreement for their respective common shares and Class S shares.
      Directors and Officers. The Directors of Scudder International Fund, Inc. (“Scudder International”) (of which Emerging Markets Fund is a series) are different from those of the New Asia Fund. As more fully described in the statement of additional information for Emerging Markets Fund, which is available upon request, the following individuals comprise the Board of Directors of Emerging Markets Fund: Dawn Marie Driscoll, Henry P. Becton, Jr., Keith R. Fox, Jean Gleason Stromberg and Carl W. Vogt. The following individuals comprise the Board of Directors of New Asia Fund: Robert J. Callander, Kenneth C. Froewiss, William H. Luers, Ronaldo A. da Frota Nogueira, Susan Kaufman, Kesup Yun and Vincent J. Esposito. In addition, the officers of Emerging Markets Fund are different from those of New Asia Fund.
      Independent Registered Public Accounting Firms (“Auditors”). PricewaterhouseCoopers LLP serves as Auditor for both the Emerging Markets Fund and for the New Asia Fund.
      Charter Documents. New Asia Fund is organized as a Maryland corporation governed by Maryland law. Emerging Markets Fund is a series of Scudder International, a Maryland corporation governed by Maryland law. New Asia Fund is governed by Articles of Amendment and Restatement effective May 5, 1987, as amended from time to time. Emerging Markets Fund is governed by Articles of Amendment and Restatement effective February 21, 1991, as amended from time to time. Each charter document is referred to herein as Articles of Incorporation. Additional information about the Articles of Incorporation is provided below.
      Stockholders of New Asia Fund and Emerging Markets Fund have a number of rights in common. Stock of each Fund entitle their holders to one vote per share. Fractional stock of Emerging Markets Fund entitles its holders to a proportional vote. The New Asia Fund’s Articles of Incorporation and By-laws are silent regarding the proportional voting rights of fractional stock. With respect to Emerging Markets Fund, a separate vote will be taken by the Emerging Markets Fund (as opposed to a vote taken by Scudder International) or by a class thereof on matters affecting Emerging Markets Fund or the particular class thereof when so required by Maryland General Corporation Law or the Investment Company Act of 1940 (“1940 Act”). If a matter affecting Scudder International does not affect Emerging Markets Fund or another series of its stock, then Emerging Markets Fund or that series shall not be entitled to vote on the matter. For example, a change in a fundamental investment policy for Emerging Markets Fund would be voted upon only by stockholders of Emerging Markets Fund, and adoption of a distribution plan of Emerging Markets Fund relating to a particular class of Emerging Markets Fund and requiring stockholder approval would be voted upon only by stockholders of that class.
      Stockholder meetings of Scudder International must be called when required by the 1940 Act to elect Directors. Stockholder meetings of New Asia Fund are required to be held annually in the month of October at a location determined by the Board of Directors. Stockholder meetings of either Scudder International or New Asia Fund also may be called by the Board of Directors, the Chairman or the President and must be

13

called upon written request of a majority of the Directors. The Secretary of Scudder International and New Asia Fund also are required to call a stockholder meeting at the written request of the holders of at least 50% of the outstanding stock entitled to vote at such meeting, provided that (i) such request states the purpose of the meeting and the matters proposed to be acted upon and (ii) the stockholders requesting the meeting have paid the reasonably estimated cost of preparing and mailing the notice of such meeting, which cost the Secretary shall determine and specify to such stockholders.
      Neither Fund’s stock has preemptive rights. Unlike Emerging Markets Fund shareholders, New Asia Fund shareholders do not have a right to redeem their common shares. Emerging Markets Fund has the right to redeem, at the then current net asset value, the stock of any stockholder, to the extent it has funds or other property legally available therefor and subject to such reasonable conditions as the Directors of Scudder International may determine. New Asia Fund has no similar right to redeem stock, but its shares are listed on the New York Stock Exchange (“NYSE”) and its shares may be purchased or sold on that exchange.
      Stock of Emerging Markets Fund is entitled to dividends as declared by its Directors, and if Emerging Markets Fund were liquidated, each class of its stock is entitled to receive the net assets of Emerging Markets Fund attributable to said class. New Asia Fund intends to distribute to its stockholders, at least annually, all of its net investment income and any net capital gains
      Pursuant to Maryland law, stockholders are generally not personally liable for the debts of their respective Fund (or, in the case of Emerging Markets Fund, any other series of Scudder International). To the fullest extent permitted by Maryland General Corporation Law and the 1940 Act, Directors of Scudder International (of which Emerging Markets Fund is a series) or of New Asia Fund will not be liable to their respective Fund or their stockholders for money damages. Scudder International and New Asia Fund will indemnify and advance related expenses to their Directors to the full extent permitted by law, but in no event will a Director be protected against any liability arising from the Director’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Director’s duties.
      All consideration received by Emerging Markets Fund for the issue or sale of stock of Emerging Markets Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of Scudder International, subject only to the rights of creditors of Emerging Markets Fund, and belong irrevocably to Emerging Markets Fund for all purposes. The assets and liabilities and the income and expenses attributable to each class of Emerging Markets Fund’s stock shall be determined separately from those of each other class of Emerging Markets Fund’s stock.
      Maryland law provides that liquidations, consolidations, transfers of assets for closed-end funds and mergers require the affirmative vote of the holders of two-thirds of all the votes entitled to be cast on the matter; provided, however, that the corporation’s articles of incorporation may reduce the votes required, though the required vote may not be less than a majority of the votes entitled to be cast on the matter. The Articles of Incorporation of Scudder International (of which Emerging Markets Fund is a series) include a provision that reduces the voting requirement to a majority of the votes entitled to be cast on the matter. The Articles of Incorporation of New Asia Fund include no such provision.
      The Articles of Incorporation governing Scudder International (of which Emerging Markets Fund is a series) may be amended by the affirmative vote of a majority of the votes entitled to be cast on the matter. The Articles of Incorporation governing New Asia Fund also may be amended by the affirmative vote of a majority of the votes entitled to be cast on the matter, except for certain provisions in the Articles of Incorporation that could have the effect of limiting the ability of other entities or persons to acquire control of the New Asia Fund, which require the approval of 75% of the outstanding shares.
      Certain provisions of the New Asia Fund’s Articles of Incorporation and By-laws could have the effect of limiting the ability of other entities or persons to acquire control of the New Asia Fund. The New Asia Fund’s Board is divided into three classes, each having a term of three years. Each year the term of one class of Directors expires. This provision could delay for up to two years the replacement of a majority of the Board. In addition, the affirmative vote or consent of the holders of 75% of the shares of the New Asia Fund is required

14

to authorize certain transactions, including under certain circumstances a merger or consolidation of the New Asia Fund with or into any other corporation unless the transaction is approved by 75% of the continuing Directors of the Board. These provisions will make it more difficult to change the management of the New Asia Fund and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the New Asia Fund in a tender offer or similar transaction
      Except as required by the 1940 Act or as described above, the Directors of Scudder International (of which Emerging Markets Fund is a series) need not call meetings of the stockholders for the election or re-election of Directors. Subject to the limits of the 1940 Act, vacancies may be filled by a majority of the standing Directors. The Articles of Incorporation of Scudder International provide that, subject to the limits of the 1940 Act and Maryland corporation law, any Director of Scudder International may be removed with or without cause by (a) a majority of the Board of Directors; (b) a committee of the Board appointed for such purpose; or (c) vote of a majority of the outstanding stock of the Corporation. Directors of New Asia Fund are elected at the annual stockholder meeting. Vacancies in the Board of Directors of New Asia Fund are filled in accordance with Maryland law by a majority of the remaining Directors (even if such number does not constitute a quorum), provided that immediately after filling such vacancy, at least two-thirds of the Directors have been elected to office by stockholders. The New Asia Fund has elected, pursuant to Maryland corporation law, for Directors to fill a vacancy for the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies. At any duly called stockholder meeting at which a quorum is present, any Director of New Asia Fund may be removed from office with or without cause at any time by a vote of 75% of the votes entitled to be cast for the election of Directors.
      Quorum for a stockholder meeting of Scudder International (of which Emerging Markets Fund is a series) is the presence in person or by proxy of one-third of the stock outstanding or, when a matter requires a separate vote by series or class, then one-third of the stock outstanding and entitled to vote of that series or class shall constitute a quorum as to the matter being voted upon by that series or class. In the case of New Asia Fund, the presence at any stockholder meeting in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at such meeting is sufficient to constitute a quorum.
      The foregoing is a very general summary of certain provisions of the Articles of Incorporation governing New Asia Fund and Emerging Markets Fund. It is qualified in its entirety by reference to the charter documents themselves.
      Honorary Directors. James W. Morley, Robert G. Stone, Jr. and Wilson Nolen serve as Honorary Directors of the New Asia Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Messrs. Morley, Stone and Nolen had served as Directors of the Fund since 1986. Messrs. Morley, Stone and Nolen retired as Directors in 1993, 1994 and 1999, respectively, in accordance with the Board of Directors’ retirement policy.
IV.     Regulatory and Litigation Matters Involving Emerging Markets Fund and
Other Scudder Open-End Funds
      Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations an naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/ Directors (including certain of the nominees named in these proxy materials), officers, and other parties. Each

15

Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.
V.     Information About the Proposed Merger
      General. The shareholders of New Asia Fund are being asked to approve a merger between New Asia Fund and Emerging Markets Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/ Proxy Statement as Exhibit A.
      The merger is structured as a transfer of all of the assets of New Asia Fund to Emerging Markets Fund in exchange for the assumption by Emerging Markets Fund of all of the liabilities of New Asia Fund and for the issuance and delivery to New Asia Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Emerging Markets Fund.
      After receipt of the Merger Shares, New Asia Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of New Asia Fund, and the legal existence of New Asia Fund will be terminated. Each shareholder of New Asia Fund will receive a number of full and fractional Merger Shares equal in value at the Valuation Time (as defined on page 18) to the aggregate value of the shareholder’s New Asia Fund shares.
      Prior to the date of the merger, New Asia Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Emerging Markets Fund and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of the New Asia Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that as of the closing date, New Asia Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Emerging Markets Fund.
      The Directors of New Asia Fund have voted to approve the Agreement and the proposed merger and to recommend that shareholders of New Asia Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter at the meeting.
      In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Directors of Emerging Markets Fund and of New Asia Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.
      Background and Directors’ Considerations Relating to the Proposed Merger. DeIM first discussed the proposed merger with the Directors of New Asia Fund at a meeting held on April 4, 2005.
      The Directors of New Asia Fund conducted a thorough review of the potential implications of the merger to New Asia Fund’s shareholders. They were assisted in this review by their independent legal counsel. The Directors met on several occasions to review and discuss the merger, both among themselves and with representatives of DeIM. In the course of their review, the Directors requested and received substantial additional information.
      On September 5, 2005, the Directors of New Asia Fund, including all Directors who are not “interested persons” of the New Asia Fund ( as defined by the 1940 Act) (the “Independent Directors”), approved the terms of the merger. The Directors have also agreed to recommend that the merger be approved by New Asia Fund’s shareholders.

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      In determining to recommend that the shareholders of New Asia Fund approve the merger, the Directors considered, among others, the factors described below:

•	Due to the growing liquidity in many of the Asian securities markets and the significant evolution of those markets since the Fund’s inception, the Fund’s investment adviser believes that the closed-end structure is no longer required in order to take advantage of investment opportunities in those markets. Further, as a result of the significant economic development of many Asian countries since the inception of the Fund, the investment adviser believes that a broader investment strategy that permits the Fund to pursue investment opportunities in emerging markets outside the Asian region, as well as within it, would better serve the interests of investors.

•	The New Asia Fund has historically traded at a discount from net asset value (including -10.38% as of the date the merger was announced and -4.47% as of September 2, 2005). The New Asia Fund shareholders would receive Emerging Markets Fund shares with an equal aggregate net asset value as their New Asia Fund shares as of the Valuation Time pursuant to the merger, and Emerging Markets Fund (as an open-end fund) permits shareholders to redeem their shares at net asset value (less any applicable redemption fee);

•	The fees and expense ratios of the Funds, including comparisons between the expense ratios of New Asia Fund and the estimated operating expense ratios of the combined fund, and between the estimated operating expense ratios of the combined fund and other investment companies with similar investment objectives, and in particular noted that the estimated operating expense ratio of Class S shares of the combined fund is lower than that of the common shares of New Asia Fund currently;

•	That DeIM agreed to cap the combined fund’s operating expense ratios for approximately a three-year period at levels below New Asia Fund’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	The compatibility of New Asia Fund’s and Emerging Markets Fund’s investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of New Asia Fund to invest in a larger fund with an expanded investment universe;

•	Prospects for the combined fund to attract additional assets and possibly enjoy any related economies of scale;

•	The tax consequences of the merger on New Asia Fund and its shareholders as well as historical and pro forma attributes of the New Asia Fund;

•	That DeIM has agreed to indemnify Emerging Markets Fund against certain liabilities Emerging Markets Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Emerging Markets Fund (see Section IV) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote; and

•	That the New Asia Fund would bear all expenses associated with the merger, including transaction costs associated with any related repositioning of the New Asia Fund’s portfolio.
      Based on all of the foregoing, the Directors concluded that New Asia Fund’s participation in the merger would be in the best interests of New Asia Fund and would not dilute the interests of New Asia Fund’s existing shareholders. The Directors of New Asia Fund, including the Independent Directors, recommend that shareholders of the Fund approve the merger.
      Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Emerging Markets Fund will acquire all of the assets of New Asia Fund solely in exchange for the assumption by Emerging Markets Fund of all liabilities of New Asia Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day

17

(the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on November 4, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.
      New Asia Fund will transfer all of its assets to Emerging Markets Fund, and in exchange, Emerging Markets Fund will assume all liabilities of New Asia Fund and deliver to New Asia Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of New Asia Fund attributable to common shares of the New Asia Fund, less the value of the liabilities of New Asia Fund assumed by Emerging Markets Fund attributable to common shares of New Asia Fund. Immediately following the transfer of assets on the Exchange Date, New Asia Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by New Asia Fund, with Merger Shares being distributed to holders of the common shares of New Asia Fund. As a result of the proposed merger, each shareholder of New Asia Fund will receive a number of Merger Shares equal in aggregate value as of the Valuation Time to the value of the New Asia Fund common shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Emerging Markets Fund in the name of such New Asia Fund shareholders, each account representing the respective number of full and fractional Merger Shares due to the respective shareholder. New certificates for Merger Shares will not be issued.
      The Directors of New Asia Fund and the Directors of Emerging Markets Fund have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.
      The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Emerging Markets Fund and New Asia Fund, (ii) by either party if the merger shall not be consummated by January 7, 2006 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.
      If shareholders of New Asia Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of New Asia Fund are added to the portfolio of Emerging Markets Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Emerging Markets Fund.
      Certain fees and expenses, including legal expenses, proxy printing and proxy solicitation expenses, portfolio transfer taxes (if any), the trading costs described above and certain other expenses incurred in connection with the consummation of the merger and related transaction contemplated by the Agreement, will be borne by the New Asia Fund. The fees and expenses to be borne by the New Asia Fund are estimated to be $187,000. Certain other costs associated with the merger and attributable to the Emerging Markets Fund will be borne by DeIM.
      Description of the Merger Shares. Merger Shares will be issued to New Asia Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class S shares issued by Emerging Markets Fund.
      The common shares of the New Asia Fund are currently listed and traded on the NYSE under the symbol SAF. If the merger is approved, the New Asia Fund will no longer be listed on the NYSE. Reports, proxy materials and other information concerning the New Asia Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.
      For more information on the characteristics of the Merger Shares, please see the Emerging Markets Fund prospectus, a copy of which is included with this Prospectus/ Proxy Statement.
      Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on

18

the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i) the acquisition by Emerging Markets Fund of all of the assets of New Asia Fund solely in exchange for Merger Shares and the assumption by Emerging Markets Fund of all of the liabilities of New Asia Fund, followed by the distribution by New Asia Fund to its shareholders of Merger Shares in complete liquidation of New Asia Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and New Asia Fund and Emerging Markets Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, New Asia Fund will not recognize gain or loss upon the transfer of New Asia Fund’s assets to Emerging Markets Fund in exchange for Merger Shares and the assumption of the New Asia Fund liabilities by Emerging Markets Fund, and New Asia Fund will not recognize gain or loss upon the distribution to New Asia Fund’s shareholders of the Merger Shares in liquidation of New Asia Fund;

(iii) under Section 354 of the Code, shareholders of New Asia Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for New Asia Fund shares;

(iv) under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of New Asia Fund will be the same as the aggregate basis of New Asia Fund shares exchanged therefor;

(v) under Section 1223(1) of the Code, the holding period of the Merger Shares received by each New Asia Fund shareholder will include the holding periods of New Asia Fund shares exchanged therefor, provided that the New Asia Fund shareholder held the New Asia Fund shares at the time of the reorganization as a capital asset;

(vi) under Section 1032 of the Code, Emerging Markets Fund will not recognize gain or loss upon the receipt of assets of New Asia Fund in exchange for Merger Shares and the assumption by Emerging Markets Fund of all of the liabilities of New Asia Fund;

(vii) under Section 362(b) of the Code, the basis of the assets of New Asia Fund transferred to Emerging Markets Fund in the reorganization will be the same in the hands of Emerging Markets Fund as the basis of such assets in the hands of New Asia Fund immediately prior to the transfer; and

(viii) under Section 1223(2) of the Code, the holding periods of the assets of New Asia Fund transferred to Emerging Markets Fund in the reorganization in the hands of Emerging Markets Fund will include the periods during which such assets were held by New Asia Fund.
      Some of the portfolio assets of the New Asia Fund may be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the New Asia Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the New Asia Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends to (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.
      Emerging Markets Fund’s ability to carry forward the pre-merger losses (if any) of the New Asia Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. In addition, the available losses of New Asia Fund will be spread over a larger asset base. As of September 8, 2005, these losses, both realized and unrealized, do not appear to be significant. Due to the operation of these loss limitation rules, former shareholders of the New Asia Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if their respective merger did not occur.
      While shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.
      Each Fund intends to declare and distribute annually substantially all of its net investment income, including any net realized short-term or long-term capital gains, if any, in November or December of each

19

year, and to make additional distributions as necessary. Dividends and distributions are automatically invested in additional shares of the same class of that Fund at net asset value and credited to the shareholder’s account on the reinvestment date, unless shareholders indicate in writing that they wish to receive dividends and distributions in cash. However, if an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account. If the Agreement is approved by shareholders of the New Asia Fund, the New Asia Fund will declare a distribution to its shareholders of all undistributed net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).
      This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.
      Capitalization. The following table sets forth the unaudited capitalization of each Fund as of April 30, 2005 and of Emerging Markets Fund on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date: (1).

				Emerging
				Markets Fund
	Emerging		Pro Forma	Pro Forma
	Markets Fund	New Asia Fund	Adjustments	Combined

Net Assets
Class A Shares	$79,267,144	$—	$—	$79,267,144
Class B Shares	$3,074,659	$—	$—	$3,074,659
Class C Shares	$4,932,584	$—	$—	$4,932,584
Class AARP Shares	$6,411,663	$—	$—	$6,411,663
Class S Shares	$103,584,555	$—	$151,477,784 (2)	$255,062,339
Common Shares	$—	$151,664,784	$(151,664,784)	$—

Total Net assets	$197,270,605	$151,664,784	$(187,000)	$348,748,389

Shares outstanding
Class A Shares	4,577,595	—	—	4,577,595
Class B Shares	182,163	—	—	182,163
Class C Shares	291,704	—	—	291,704
Class AARP Shares	368,038	—	—	368,038
Class S Shares	5,950,903	—	8,700,619	14,651,522
Common Shares	—	8,759,833	(8,759,833)	—
Net Asset Value per share
Class A Shares	$17.32	$—	—	$17.32
Class B Shares	$16.88	$—	—	$16.88
Class C Shares	$16.91	$—	—	$16.91
Class AARP Shares	$17.42	$—	—	$17.42
Class S Shares	$17.41	$—	—	$17.41
Common Shares	$—	$17.31	—	$—

1)	Assumes the merger had been consummated on April 30, 2005, and is for information purposes only. No assurance can be given as to how many shares of the Emerging Markets Fund will be received by the shareholders of the New Asia Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Emerging Markets Fund that actually will be received on or after such date.

2)	Reflects $187,000 of estimated reorganization costs, including legal, proxy printing and proxy solicitation expenses to be borne by New Asia Fund. Certain other costs associated with the merger and attributable to the Emerging Markets Fund will be borne by DeIM.

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      Unaudited pro forma combined financial statements of the Funds as of April 30, 2005 and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Emerging Markets Fund will be the surviving Fund following the merger, and because Emerging Markets Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of New Asia Fund to Emerging Markets Fund as contemplated by the Agreement.
      The Directors of New Asia Fund, including the Independent Directors, recommend approval of the merger.
PROPOSAL II: ELECTION OF DIRECTORS
      Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Directors of New Asia Fund to serve for a term of three years, or until their successors are duly elected and qualified. The nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.
Information Concerning Nominees
      The following table sets forth certain information concerning each of the two nominees as a Director of New Asia Fund. Each of the nominees is now a Director of New Asia Fund. Mr. William H. Luers, a current Director, is not standing for reelection in accordance with the Board’s retirement policy. The Board has waived the retirement policy with regards to Mr. Callander, because of his responsibilities as Chairman of the Board.
      Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.
Class II — Directors to serve until 2008 Annual Meeting of Stockholders:

Aggregate Dollar
Range of Equity
Securities in All
			Dollar Range of	Registered Investment
			Equity Securities	Companies Overseen
	Present Office with New Asia Fund, if		in New Asia	by Director in Family
Name	any; Principal Occupation or	Year First	Fund as of	of Investment
(Age)	Employment and Directorships in	Became a	June 30,	Companies as of
Address	Publicly Held Companies	Director	2005(1)	June 30, 2005(1)

Ronaldo A. da Frota Nogueira (67)** c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA). Mr. Nogueira serves on the boards of four other funds managed by DeIM.	2001	None	Over $100,000

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Aggregate Dollar
Range of Equity
Securities in All
			Dollar Range of	Registered Investment
			Equity Securities	Companies Overseen
	Present Office with New Asia Fund, if		in New Asia	by Director in Family
Name	any; Principal Occupation or	Year First	Fund as of	of Investment
(Age)	Employment and Directorships in	Became a	June 30,	Companies as of
Address	Publicly Held Companies	Director	2005(1)	June 30, 2005(1)

Kesop Yun (60)** c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Professor (formerly Dean, 1999- 2001), College of Business Administration, Seoul National University, Seoul, Korea; Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Visiting Professor of London Business School (1997-1998); President, Korea Securities & Economy Institute (1994-1995) and Korea Tax Association (1994-1995). Mr. Yun serves on the boards of four other funds managed by DeIM.	1999	None	None
Information Concerning Continuing Directors
      The Board of Directors is divided into three classes, with each Director serving for a term of three years. The terms of the Class I and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.
Class I — Directors to serve until 2007 Annual Meeting of Stockholders:

Aggregate Dollar
Range of Equity
Securities in All
Registered
Investment
			Dollar Range of	Companies Overseen
	Present Office with New Asia Fund, if		Equity Securities in	by Director in
Name	any; Principal Occupation or	Year First	New Asia Fund as	Family of Investment
(Age)	Employment and Directorships in	Became a	of June 30,	Companies as of
Address	Publicly Held Companies	Director	2005(1)	June 30, 2005(1)

Kenneth C. Froewiss (59)** c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Managing Director, J.P. Morgan (investment banking firm) (1984-1996). Mr. Froewiss serves on the boards of four other funds managed by DeIM.	1999	$10,001-$50,000	$50,001-$100,000

22

Aggregate Dollar
Range of Equity
Securities in All
Registered
Investment
			Dollar Range of	Companies Overseen
	Present Office with New Asia Fund, if		Equity Securities in	by Director in
Name	any; Principal Occupation or	Year First	New Asia Fund as	Family of Investment
(Age)	Employment and Directorships in	Became a	of June 30,	Companies as of
Address	Publicly Held Companies	Director	2005(1)	June 30, 2005(1)

Susan Kaufman Purcell (63)** c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	For-Profit Corporate Boards: Director, Valero Energy Corporation; Non-Profit Organizations: Director, Center for Hemispheric Policy, University of Miami; Vice President, Americas Society; Non-Profit Directorships: Freedom House, Foundation for Management Education in Central America (FMECA) and National Endowment for Democracy (until 1999); Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations; and Member, The Economic Club of New York (private club). Previously Vice President, Council of the Americas (1994 — March 2005); Member, Policy Planning Staff, US Department of State and Associate Professor of Political Science, University of California, Los Angeles (UCLA). Dr. Purcell serves on the boards of three other funds managed by DeIM.	2001	$1-$10,000	$10,001-$50,000

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Class III — Directors to serve until 2006 Annual Meeting of Stockholders:

Aggregate Dollar
Range of Equity
Securities in All
			Dollar Range of	Registered Investment
			Equity Securities	Companies Overseen
			in New Asia	by Director in Family
Name	Present Office with New Asia Fund, if any;	Year First	Fund as of	of Investment
(Age)	Principal Occupation or Employment and	Became a	June 30,	Companies as of
Address	Directorships in Publicly Held Companies	Director	2005(1)	June 30, 2005(1)

Vincent J. Esposito (49)* c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Vice Chairman (since 2004) of the Board of New Asia Fund; Managing Director, DeAM (since 2003). Vice President of Central European Equity Fund, Inc. (since 2003); Vice President of The Germany Fund, Inc. (since 2003); Vice President of The New Germany Fund, Inc. (since 2003) (registered investment companies). Mr. Esposito serves on the boards of three other funds managed by DeIM. Managing Director, Putnam Investments (1991-2002).	2004	None	None
Robert J. Callander (73)** c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Chairman (since 2004) of the Board of New Asia Fund; Retired Vice Chairman, Chemical Banking Corporation; Director, ARAMARK Corporation (food service); Member, Council on Foreign Relations; Previously Visiting Professor/ Executive–in–Residence, Columbia University Business School; Formerly, Director, Barnes Group, Inc. (manufacturing) (until April 2001). Director, Metropolitan Opera Association (retired). Mr. Callander serves on the boards of three other funds managed by DeIM.	1994	$1-$10,000	$50,001-$100,000

*	Director considered by New Asia Fund and its counsel to be an “interested person” (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of New Asia Fund or of New Asia Fund’s investment manager, DeIM or its affiliates,. Mr. Esposito is deemed to be an interested person because of his affiliation with New Asia Fund’s investment manager, DeIM, or its affiliates. Mr. Esposito owns securities of Deutsche Bank A.G.

**	Director considered by New Asia Fund and its counsel not to be “interested persons” of New Asia Fund or New Asia Fund’s investment manager, DeIM.

(1)	The information as to beneficial ownership is based on statements furnished to New Asia Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

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      All Directors and offices as a group owned 2,200 shares of New Asia Fund, or less than 1/4 of 1% of Shares of New Asia Fund.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the Investment Company Act of 1940, as amended (the “1940 Act”), as applied to a closed–end management investment company, require New Asia Fund’s Officers and Directors, investment manager, affiliates of New Asia Fund’s investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of New Asia Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of New Asia Fund’s securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish New Asia Fund with copies of all such filings.
      Based on a review of reports filed by New Asia Fund’s directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of New Asia Fund’s outstanding stock, and written representations by the Reporting Persons that no year–end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the year ended December 31, 2004 were timely. As a convenience to the directors, the Investment Manager assists the directors in making their Section 16 filings.
      According to a filing made with the SEC in June 2005, the following owned beneficially more than 5% of New Asia Fund’s outstanding stock:

Wachovia Corporation, One Wachovia Center, Charlotte, NC 28288–0137 reported beneficial ownership of 521,700 shares, or 5.96% of New Asia Fund’s outstanding stock.

Except as noted above, to the best of New Asia Fund’s knowledge, as of July 31, 2005, no other person owned beneficially more than 5% of New Asia Fund’s outstanding stock.
Honorary Directors
      James W. Morley, Robert G. Stone, Jr. and Wilson Nolen serve as Honorary Directors of New Asia Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Messrs. Morley, Stone and Nolen had served as Directors of New Asia Fund since 1986. Messrs. Morley, Stone and Nolen retired as Directors in 1993, 1994 and 1999, respectively, in accordance with the Board of Directors’ retirement policy.
Committees of the Board — Board Meetings
      The Board of Directors of New Asia Fund met nine times during the year ended December 31, 2004.
      Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as regular members, except for Mr. Yun who attended 89% of the committee meetings.
      The Board of Directors seeks to have at least a majority of its members present at annual stockholder meetings. At New Asia Fund’s last annual stockholder meeting on October 6, 2004, all of the Directors attended in person.
      The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors.
Audit Committee
      The Board has an Audit Committee, consisting of those Directors who are not interested persons of New Asia Fund or of the Investment Manager (“Independent Directors”) as defined in the 1940 Act, which met 3 times during the year ended December 31, 2004. The members of the Audit Committee are independent, as independence is defined in the listing standards of the NYSE. The Audit Committee reviews with management and the independent accountants for New Asia Fund, among other things, the scope of the audit and the controls of New Asia Fund and its agents, reviews and discusses with management New Asia Fund’s annual audited financial statements, reviews the auditor’s required communications regarding the scope and

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results of the audit that may assist the Audit Committee in overseeing management’s financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, approves and recommends to the Board for its approval the selection of independent accountants for New Asia Fund, reviews matters related to the independence of New Asia Fund’s independent accountants and in general considers and reports to the Board on matters regarding New Asia Fund’s accounting and bookkeeping practices.
      Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee must approve the engagement of the independent registered public accounting firm to provide audit or non-audit services to the Fund and non-audit services to DeIM or its control affiliates that relate directly to the Fund’s operations and financial reporting prior to the commencement of any such engagement. In addition, the independent accountants must notify the Fund’s Audit Committee not later than the Audit Committee’s next meeting if the independent registered public accounting firm enters into an engagement to provide audit or non-audit-related services to DeIM or its control affiliates that are not for services to the Fund or services that relate directly to the Fund’s operations and financial reporting whose projected fees are in excess of $25,000. Such notification must include a general description of the services awarded, the entity that is to be the recipient of such services, the timing of the engagement, the entity’s reason for selecting the independent registered public accounting firm, and the projected fees.
      The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A.
      At a meeting held on July 5, 2005, the Board of Directors of New Asia Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for New Asia Fund for the year ending December 31, 2005. The Fund’s financial statements for the years ended December 31, 2004 and December 31, 2003 and for the six month periods ended June 30, 2004 and June 30, 2003 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:

		Tax Fees		Audit-Related Fees		All Other Fees

Year Ended	Audit Fees	Fund	DeIM-Related	Fund	DeIM-Related	Fund	DeIM-Related

December 31, 2004	$94,000	$11,000	$0	$185	$431,907	$0	$0
December 31, 2003	$91,000	$10,700	$0	$1,237	$538,457	$0	$0
      The fees disclosed in the table above under the caption “Audit Fees” are the aggregate fees for professional services rendered for the audits of New Asia Fund’s annual and semi-annual financial statements and review of financial statements included in the registrant’s N-CSR for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those years. The fees disclosed under the caption “Audit-Related Fees” are the aggregate fees billed in each of the last two years for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed in each of the last two years for professional services rendered for tax compliance and tax return preparation. “All Other Fees” are the aggregate fees billed in each of the last two years for products and services provided, other than the services described above. “All Other Fees” were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the Fund. “DeIM-Related Fees” includes fees billed for services, if any, in each of the last two years to DeIM and all entities controlling, controlled by, or under common control with DeIM that provide ongoing services to the Fund. Pre-approval has not been waived in respect of services described under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” since the pre-approval procedures were adopted by the Audit Committee.
      The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund for each of the Fund’s last two years were $3,977,700 for the year ended December 31, 2003 and $264,272 for the year ended December 31, 2004.

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      The Fund’s audit committee gave careful consideration to the non-audit related services provided by Pricewaterhouse Coopers LLP to the Fund, DeIM entities controlling, controlled by or under common control with DeIM that provides services to the Fund, and, based in part on certain representations and information provided by Pricewaterhouse Coopers LLP, determined that the provision of these services was compatible with maintaining Pricewaterhouse Coopers LLP’s independence.
      Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.
      Audit Committee Report. In connection with the audited financial statements as of and for the year ended December 31, 2004 included in New Asia Fund’s Annual Report for the year ended December 31, 2004 (the “Annual Report”), at a meeting held on February 22, 2005, the Audit Committee considered and discussed the annual audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm.
      The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the Committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.
      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by New Asia Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of New Asia Fund’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.
      Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee’s Charter and those discussed above, the Audit Committee of New Asia Fund recommended to the Board of Directors of New Asia Fund that the audited financial statements be included in New Asia Fund’s Annual Report.
      The Audit Committee currently consists of Messrs. Froewiss (Chairman), Callander, Lvers, Nogueira and Yun and Dr. Purcell.
Committee on Independent Directors
      The Committee on Independent Directors consists of the Independent Directors. The members of the Committee on Independent Directors are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. The Committee met once during the year ended December 31, 2004.
      The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board’s selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Independent Directors and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of

27

the Independent Directors; and (vii) to consider such other matters of special relevance to the Independent Directors.
      The Committee met on July 5, 2005 to recommend the nominees for Independent Directors presented in this proxy statement.
      The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.
      The Board of Directors has adopted a written charter for the Committee on Independent Directors, which is attached to this Proxy Statement as Appendix B. The charter is not available on the fund’s website.
      The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter (which is part of Appendix B hereto), as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholder to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A to the charter will not be considered by the Committee. In order to be considered by the Committee for the 2006 annual meeting, submission should be made by May 16, 2006.
Executive Committee
      The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors not otherwise delegated, that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Messrs. Callander, and Froewiss Esposito are the members of the Executive Committee of New Asia Fund. The Executive Committee did not meet during the year ended December 31, 2004.
Valuation Committee
      The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by New Asia Fund’s valuation policies when the full Board is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Froewiss and Esposito are the members of the Valuation Committee, with Messrs. Callander and Lvers as alternates. The Valuation Committee met once during the year ended December 31, 2004.
Stockholder Communications with Directors
      The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of Scudder New Asia Fund, Inc., c/o Carole Coleman, Secretary to the Fund, 345 Park Avenue, New York, New York 10154. The Secretary of the Fund then will promptly forward copies of all written correspondence to the Directors.

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Executive Officers
      The following persons are executive officers of New Asia Fund:

	Present Office with New Asia Fund;	Year First Became
Name (Age)	Principal Occupation or Employment(1)	an Officer(2)

Julian F. Sluyters (45)	President and Chief Executive Officer; Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., Montgomery Street Income Securities, Inc. (since May 2004), The Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder Global Commodities Stock Fund, Inc. (since July 2004); Chief Executive Officer, the Scudder Funds (since June 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.	2004
Kate Sullivan D’Eramo (48)	Assistant Treasurer; Director Deutsche Asset Management.	2003
Carole Coleman (36)	Vice President and Secretary; Director Deutsche Asset Management (since 2005); Associate General Counsel, Fred Alger & Company (2002-2005); Associate Attorney, Charpie & Associates (1995-2002).	2005
Terrence Gray (35)	Vice President; Vice President, Deutsche Asset Management.	2002
Scott M. McHugh (34)	Assistant Treasurer; Director, Deutsche Asset Management.	2005
John Millette (42)	Vice President and Assistant Secretary; Director, Deutsche Asset Management.	1999
Caroline Pearson (43)	Assistant Secretary; Managing Director, Deutsche Asset Management.	1998
Paul H. Schubert (42)	Treasurer and Chief Financial Officer; Managing Director, Deutsche Asset Management (since July 2004); Executive Director, Head of Mutual Fund Services and Treasurer, UBS Global Asset Management Family of Funds (1994-2004); Vice President and Director, Mutual Fund Finance, UBS Global Asset Management (1994-1998).	2004

(1)	Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Gray and Millette and Mses. D’Eramo and Pearson own securities of Deutsche Bank A.G.

(2)	The President, Treasurer and Secretary each holds office until the next annual meeting of the Board of Directors and until his successor has been duly elected and qualified, and all other officers hold office in accordance with the bylaws of New Asia Fund.
Transactions with and Remuneration of Directors and Officers
      The aggregate direct remuneration incurred by New Asia Fund for payment to Independent Directors was $116,980, including expenses, for the year ended December 31, 2004. Each such Independent Director currently receives fees, paid by New Asia Fund, of $750 per Directors’ meeting attended and an annual Director’s fee of $6,000, except the Chairman of the Board (currently Mr. Callander), who receives an annual fee of $18,000 effective May 10, 2004. Prior to May 10, 2004, Mr. Callander received an annual Director’s fee

29

of $6,000 plus an additional $2,500 annual fee for having served as Lead Independent Director of the Independent Directors. The Chairman of the Audit Committee (currently Mr. Froewiss) receives an additional $2,500 annual fee for serving in that capacity. Each Independent Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purpose of considering arrangements between New Asia Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises New Asia Fund’s investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of New Asia Fund, and receives a management fee for its services. Several of New Asia Fund’s Officers and Directors are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to that firm (see “Investment Manager”) although New Asia Fund makes no direct payments to them.
      The Independent Directors are not entitled to benefits under any pension or retirement plan. The board of directors of the New Asia Fund has approved the payment of a one-time benefit to Messrs. Callander, Nogueira and Yun and Ms. Purcell who will not be continuing as directors of the New Asia Fund as a result of the proposed merger in an amount equal to their normal annual compensation as directors. Inasmuch as DeIM will also benefit from certain administrative efficiencies created by the merger, DeIM has agreed to reimburse the fund for the cost of this one-time benefit.
      The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from New Asia Fund.

Column (2) Aggregate compensation received by a Director from New Asia Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by New Asia Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from New Asia Fund and DeIM, plus compensation received from all funds managed by DeIM for which a Director serves on the Board. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed–end fund is greater than the compensation received by a Director for serving on the Board of an open–end fund.
Compensation Table for the Year Ended December 31, 2004:

(1)	(2)	(3)	(4)	(5)

	Aggregate			Aggregate Compensation as a
	Compensation	Pension or Retirement	Estimated Annual	Director/Trustee of New Asia
Name of Person,	from New Asia	Benefits Accrued as	Benefits Upon	Fund and Other Scudder
Position	Fund	Part of Fund Expenses	Retirement	Funds

Robert J. Callander,	$24,857	N/A	N/A	$115,520
Director				(5 funds	)
Kenneth C. Froewiss,	$18,750	N/A	N/A	$87,364
Director				(5 funds	)
William H. Luers,	$16,250	N/A	N/A	$77,114
Director*				(5 fund	)
Ronald A. da Frota Nogueira,	$16,250	N/A	N/A	$83,114
Director				(5 funds	)
Susan Kaufman Purcell,	$16,250	N/A	N/A	$75,060
Director				(5 funds	)
Kesop Yun,	$13,750	N/A	N/A	$64,864
Director				(5 funds	)

*	In accordance with New Asia Fund’s retirement policy, Mr. Luers is not standing for reelection.
      The Directors of New Asia Fund, including the Independent Directors, recommend approval of the merger.

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INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING
      General. This Prospectus/ Proxy Statement is furnished in connection with the proposed merger of New Asia Fund with and into Emerging Markets Fund, the election of two nominees to New Asia Fund’s Board of Directors and the solicitation of proxies by and on behalf of the Directors of New Asia Fund for use at the Meeting of New Asia Fund Shareholders (the “Meeting”). The Meeting is to be held October 11, 2005 at 9:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Meeting, the combined Prospectus/ Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about September 13, 2005.
      The Directors of New Asia Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Directors’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.
      Required Vote. Proxies are being solicited from New Asia Fund’s shareholders by the New Asia Fund’s Directors for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement and FOR the election of nominees to the Board of Directors. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of two-thirds of all the votes outstanding and entitled to be cast on the matter. Election of each of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon.
      Record Date, Quorum and Method of Tabulation. Shareholders of record of New Asia Fund at the close of business on August 4, 2005 (the “Record Date”) will be entitled to one vote per share on all business at the Meeting and any adjournments or postponements thereof. As of the Record Date, New Asia Fund had the following shares outstanding:

Share Class	Number of Shares

Common Shares	8,759,833
      Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Meeting.
      The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business.
      Votes cast by proxy or in person at the Meeting will be counted by persons appointed by New Asia Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted. Broker non-votes are proxies received by New Asia Fund from brokers or nominees for which the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.
      With respect to the proposals, abstentions and broker non-votes will be counted as present at the Meeting for purposes of determining quorum and will have the same effect as a vote against the Plan or a vote not to elect the nominees, as applicable. Accordingly, stockholders are urged to forward their voting instructions promptly.
      Share Ownership. As of August 4, 2005, the officers and Directors of New Asia Fund and of Emerging Markets Fund, each as a group, beneficially owned less than 1% of the outstanding shares of New Asia Fund and Emerging Markets Fund, respectively.
      According to a filing made with the SEC in June 2005, the following owned beneficially more than 5% of New Asia Fund’s outstanding stock:

Wachovia Corporation, One Wachovia Center, Charlotte, NC 28288-0137 reported beneficial ownership of 521,700 shares, or 5.96% of New Asia Fund’s outstanding stock.

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      Except as noted above, to the best of New Asia Fund’s knowledge, as of July 31, 2005, no other person owned beneficially more than 5% of New Asia Fund’s outstanding stock.
      To the best of the knowledge of Emerging Markets Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Emerging Markets Fund as of August 4, 2005:

Class	Shareholder Name and Address	Percentage Owned

B	Citigroup Global Markets Inc. Attn: Peter Booth 7th Floor 333 W 34th Street New York, NY 10001-2402	12.86%
C	Citigroup Global Markets Inc. Attn: Peter Booth 7th Floor 333 W 34th Street New York, NY 10001-2402	7.64%
C	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration #97JS4 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	7.22%
      Solicitation of Proxies. In addition to soliciting proxies by mail, certain officers and representatives of Emerging Markets Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.
      All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.
      Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an cost of approximately $52,090. As the Meeting date approaches, certain shareholders of New Asia Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of New Asia Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
      In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/ Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.
      Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

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      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/ Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at 1-866-729-6818. Any proxy given by a shareholder is revocable until voted at the Meeting.
      Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/ Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for New Asia Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by New Asia Fund.
      Revocation of Proxies. Any stockholder giving a proxy has the power to revoke it prior to the time the proxy is exercised by attending the Meeting and casting his or her votes in person or by mail, by executing a superseding proxy card or by submitting a notice of revocation to the New Asia Fund (addressed to the Secretary at the principal executive office of the New Asia Fund, 345 Park Avenue, New York, New York 10154). Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy card.
      Adjournment. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy or, if no such holder is present, an officer present and entitled to preside at the Meeting or act as Secretary, may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date in accordance with applicable law to permit further solicitation of proxies.
      Stockholder Communications with Directors. The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of Scudder New Asia Fund, Inc., c/o John Millette, Secretary to the Fund, 345 Park Avenue, New York, New York 10154. The Secretary then will promptly forward copies of all written correspondence to the Board of Directors.
      Stockholder Proposals. Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2006 meeting of stockholders of New Asia Fund should send their written proposals to John Millette, Secretary of Scudder New Asia Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, New York, New York 10154, by May 17, 2006. The timely submission of a proposal does not guarantee its inclusion.
      For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Board of Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with New Asia Fund’s bylaws, which, among other things, require that the stockholder must give timely notice thereof in writing to the Secretary of New Asia Fund, the stockholder must be a stockholder of record and the notice must contain the information about the nomination or other business that is required by New Asia Fund’s bylaws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of New Asia Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days’ notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

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EXHIBIT A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
      THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [                    ] day of [                    ], 2005, by and among Scudder Emerging Markets Fund (the “Acquiring Fund”), a series of Scudder International Fund Inc., a Maryland corporation (the “Acquiring Company”) and Scudder New Asia Fund, Inc. (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a Maryland corporation. The principal place of business of the Acquiring Company and Acquired Fund is 345 Park Avenue, 27th Floor, New York, New York, 10154.
      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class S voting shares (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation and Dissolution of the Acquired Fund
      1.1     Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the common shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).
      1.2     The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).
      1.3     The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.
      1.4     On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.
      1.5     Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate and dissolve. Such distribution, liquidation and dissolution will be accomplished with respect to the common shares of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund common shares owned by such shareholders as of the Valuation Time. All issued and outstanding common shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in common shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.
      1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.
      1.7     Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
      1.8     All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation
      2.1     The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Company’s Articles of Amendment and Restatement, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.
      2.2     The net asset value of a Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class S shares shall be equal to the net asset value of one AARP Class share of the Acquiring Fund.
      2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to common shares of the Acquired Fund, determined in accordance with section 2.1 by the net asset value of a Acquiring Fund Share as described in with section 2.2.

      2.4     All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date
      3.1     The Closing of the transactions contemplated by this Agreement shall be November 7, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.
      3.2     The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.
      3.3     Brown Brothers Harriman & Co. (“BBH”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to BBH, custodian for the Acquiring Fund prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.
      3.4     Scudder Investments Service Company (“SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund common shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.
      3.5     In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class S shares of the Acquiring Fund or the common shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
      3.6     The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s Board members.

4.	Representations and Warranties
      4.1     The Acquired Fund represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund as follows:

(a) The Acquired Fund is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquired Fund’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) The Acquired Fund is registered with the Commission as an closed-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, the NYSE and such as may be required by state securities laws;

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (i) in violation of Maryland law or of the Acquired Fund’s Articles of Amendment and Restatement, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the year ended December 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on the Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Fund (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) During the offering of the Acquired Fund’s common shares, the prospectuses and statements of additional information of the Acquired Fund conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Company for use therein.

      4.2     The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Company is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquiring Company’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Company duly designated in accordance with the applicable provisions of the Acquiring Company’s Articles of Amendment and Restatement, as amended. The Acquiring Company and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Acquiring Company is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Company and Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The Acquiring Company is not, and the execution, delivery and performance of this Agreement by the Acquiring Company will not result (i) in violation of Maryland law or of the Acquiring Company’s Articles of Amendment and Restatement, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the Statements of Assets and Liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Company (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The current prospectuses and statements of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund
      5.1     The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.
      5.2     Upon reasonable notice, the Acquiring Company’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.
      5.3     The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December 12, 2005.
      5.4     The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.5     The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.
      5.6     Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.
      5.7     Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Company will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.
      5.8     The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.
      5.9     The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.
      5.10     The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.
      5.11     As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.
      5.12     The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
      5.13     The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Company, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Company, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.
      5.14     At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.
      5.15     The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund
      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Company’s President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3 The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquiring Company has been formed and is legally existing as a Maryland corporation;

(b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Company’s Articles of Amendment and Restatement, as amended, or By-laws; and

(e) to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Company is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.
      The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Company and the Acquired Fund.

6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5 The Acquiring Fund shall have adopted a new investment management fee schedule of 1.100% of average daily net assets for the first $250 million in assets, 1.075% of average daily net assets for the next $500 million in assets, and 1.050% of average daily net assets exceeding $750 million, and entered into an expense cap agreement with DeIM limiting the expenses of the Class S shares of the Acquiring Fund to 1.55% for the period commencing September 9, 2005 and ending February 28, 2009, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund
      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Company, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4 The Acquiring Fund shall have received on the Closing Date an opinion of Debevoise & Plimpton LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquired Fund has been formed and is legally existing as a Maryland corporation;

(b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund’s Articles of Amendment and Restatement, as amended, or By-laws; and

(e) to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Fund is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund, under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.
      The delivery of such opinion is conditioned upon receipt by Debevoise & Plimpton LLP of customary representations it shall reasonably request of each of the Acquiring Company and the Acquired Fund.

7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund
      If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund’s Articles of Amendment and Restatement, as amended, and By-Laws, applicable Maryland law, the rules of the NYSE and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities and the NYSE deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the

Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Company and Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification
      9.1     The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.
      9.2     The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Company’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Company or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses
      10.1     Each of the Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.
      10.2     The Acquired Fund will bear certain expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement
      The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination
      This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 7, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments
      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices
      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, 27th Floor, New York, New York 10154, with a copy to Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022, Attention: William D. Regner, or to the Acquiring Company or Acquiring Fund, 345 Park Avenue, 27th Floor, New York, New York 10154, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability
      15.1     The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
      15.2     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
      15.3     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
      15.4     Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquiring Company or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.
      15.5     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.
      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER INTERNATIONAL FUND, INC., on behalf of Scudder Emerging Markets Fund

Secretary	By:
Its:

Attest:	SCUDDER NEW ASIA FUND, INC.

Secretary	By:
Its:

Exhibit B
FINANCIAL HIGHLIGHTS
      The tables below are intended to help you understand the financial performance of the Class S shares of the Emerging Markets Fund for the past five years. Certain information reflects financial results for a single Emerging Markets Fund share. The total returns in the table represent the rate that an investor would have earned (lost) on an investment in Emerging Markets Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with Emerging Markets Fund’s financial statements, are included in Emerging Markets Fund’s Annual Report to Shareholders, which is available upon request.
EMERGING MARKETS FUND CLASS S

Years Ended October 31,	2004		2003		2002	2001	2000

Selected Per Share Data
Net asset value, beginning of period	$13.34		$8.73		$8.29	$11.11	$11.75
Income (loss) from investment operations:
Net investment income (loss)(a)	.11		.07		(.03)	(.01)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.31		4.54		.47	(2.82)	(.54	)(b)

Total from investment operations	2.42		4.61		.44	(2.83)	(.65)
Less distributions from:
Net investment income	(.06)		—		—	—	—
Redemption fees	.01		—	***	— ***	.01	.01

Net asset value, end of period	$15.71		$13.34		$8.73	$8.29	$11.11

Total Return (%)	18.34	(c)	52.81	(c)	5.31	(25.38)	(5.45	)(c)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	89		65		38	42	71
Ratio of expenses before expense reductions (%)	1.93		1.92		1.91	1.91	2.66	(d)
Ratio of expenses after expense reductions (%)	1.76		1.90		1.91	1.91	2.30	(d)
Ratio of net investment income (loss) (%)	.79		.64		(.30)	(.05)	(.87)
Portfolio turnover rate (%)	146		182		115	69	42

(a)	Based on average shares outstanding during the period.

(b)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

(c)	Total return would have been lower had certain expenses not been reduced.

(d)	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reduction were 2.56% and 2.23%, respectively.

***	Amount is less than $.005.

B-1

Exhibit C
FURTHER DISCLOSURE REGARDING THE NEW ASIA FUND
      Investment Limitations. As a matter of fundamental policy, the New Asia Fund may not:

1. Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts;

2. Make short sales of securities or maintain a short position;

3. Issue senior securities, borrow money or pledge its assets, except that the New Asia Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may also pledge its assets to secure such borrowings. Notwithstanding the foregoing 5% limitation, the New Asia Fund also may borrow an amount approximately equal to the New Asia Fund’s organizational expenses and underwriting discount and offering expenses with respect to its public offerings;

4. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of the New Asia Fund’s total assets (i) more than 5% of the New Asia Fund’s total assets would then be invested in securities of any single issuer or (ii) the New Asia Fund would then own more than 10% of the voting securities of any single issuer;

5. Invest 25% or more of the total value of its assets in a particular industry; provided, however, that the foregoing restriction shall not be deemed to prohibit the New Asia Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the New Asia Fund by the issuer, except that no such purchase may be made if as a result the New Asia Fund will no longer be a diversified investment company as defined in the 1940 Act or fail to meet the diversification requirements of the Internal Revenue Code;

6. Invest in securities which are not publicly traded if more than 15% of its total assets (taken at current value) would be invested in such securities;

7. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell futures contracts on stock indices and foreign currencies, securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities.

8. Make loans, except (i) through repurchase agreements (subject to the next succeeding restriction) to the extent permitted under applicable law and (ii) loans of portfolio securities, limited to 25% of the New Asia Fund’s total assets;

9. Invest more than 15% of the New Asia Fund’s total assets in the aggregate in (i) repurchase agreements with a maturity of longer than seven days and (ii) securities which are not readily marketable because of legal or contractual restrictions or which are otherwise not readily marketable; and

10. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
      The New Asia Fund has adopted the following nonfundamental policies:

1. The New Asia Fund may for hedging purposes purchase and sell put and call options on futures contracts on stock indices, including but not limited to those traded on the Singapore International Monetary Exchange, subject in each case to applicable regulatory requirements.

2. The New Asia Fund may not buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the New Asia Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the New Asia Fund’s net assets.

      Investment Manager. Deutsche Investment Management Americas Inc. (“DeIM”), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
      Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.
      Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
      DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
      Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., Scudder Global Commodities Stock Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.
      Deutsche Asset Management (Asia) Limited (“DeAM Asia”), located at 20 Raffles Place, #27-01 Ocean Towers, Singapore, Singapore 048620, serves as subadvisor to the fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund’s portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management.
      Terrence S. Gray is the New Asia Fund’s portfolio manager and has responsibility for the day-to-day operations of the Fund. Mr. Gray has worked for DeIM and its predecessors since 1993, covering global emerging markets and Pacific Basin markets in various capacities. Mr. Gray previously was head of the Pacific Basin PST and served as an Asian country and sector analyst before joining the Emerging Markets team. Mr. Gray is also a portfolio manager for Alpha Emerging Markets Equity, the lead portfolio manager for Scudder Global Discovery Fund and The Korea Fund. Mr. Gray has a bachelor of science from Boston College.
      Management Agreement. Under the Management Agreement with DeIM, DeIM directs the investments of the New Asia Fund in accordance with its investment objectives, policies and restrictions. DeIM determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, DeIM provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly is equal to an annualized rate of 1.25% of the first $75,000,000 of the Fund’s average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000. Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.21% of the Fund’s average weekly net assets. Deutsche Asset Management (Asia) Limited (“DeAM Asia”), also a wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor with respect to the investment and reinvestment of assets in the New Asia Fund.
      The New Asia Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of DeIM, which performed certain insurance brokerage services for the broker. DeIM has agreed to reimburse the New Asia Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of DeIM attributable to the premiums paid by the New Asia Fund. The amounts for 2002 and 2003 were $31 and $37, respectively.
      Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of DeIM, is the transfer, dividend-paying and shareholder service agent for the New Asia Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2004, the amount charged to the New Asia Fund by SISC aggregated $16,200, of which $4,050 is unpaid.
      Scudder Service Corporation (“SSC”), a subsidiary of DeIM, is the shareholder service communications agent of the New Asia Fund. For the year ended December 31, 2004, the amount charged to the New Asia Fund by SSC aggregated $15,000, of which $3,750 is unpaid.
      Scudder Fund Accounting Corporation (“SFAC”), also a subsidiary of DeIM, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the New Asia Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended December 31, 2004, the amount charged to the New Asia Fund by SFAC aggregated $117,433, of which $56,024 is unpaid.
      Expense Reductions. For the year ended December 31, 2004, DeIM agreed to reimburse the New Asia Fund $1,296, which represents a portion of the fee savings expected to be realized by DeIM related to the outsourcing by DeIM of certain administrative services to an unaffiliated service provider.
      Dividend Reinvestment and Cash Purchase Plan. The New Asia Fund operates a dividend reinvestment and cash purchase plan (the “Dividend Reinvestment and Cash Purchase Plan”) pursuant to which the New Asia Fund dividends and distributions are reinvested in shares of the New Asia Fund. The Dividend Reinvestment and Cash Purchase Plan also provides for cash investments in the New Asia Fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company (“SISC”), the Dividend Reinvestment and Cash Purchase Plan Agent (the “Plan Agent”). Each shareholder of record of the New Asia Fund is automatically a participant in the Dividend Reinvestment and Cash Purchase Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions. Shareholders who do not participate in the Dividend Reinvestment and Cash Purchase Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by SISC, as dividend paying agent.

      Per Share Price Data. For the New Asia Fund, the following table sets forth, on a quarterly basis, the high and low net asset values of the shares, the high and low sales prices of the shares, and the discount to net asset value that these figures represent for the periods indicated.

					Premium
					(Discount) as % of
	Market Price		Net Asset Value		Net Asset Value

Period (Calendar Year)	High	Low	High	Low	High	Low

2003
First Quarter	$8.36	$7.20	$9.96	$8.68	(16.06)%	(17.05)%
Second Quarter	$9.30	$7.19	$10.88	$8.73	(14.52)%	(17.64)%
Third Quarter	$11.80	$9.29	$13.43	$11.12	(12.14)%	(16.46)%
Fourth Quarter	$14.33	$11.80	$15.44	$13.41	(7.19)%	(12.01)%
2004
First Quarter	$15.27	$13.75	$16.58	$15.65	(7.90)%	(12.14)%
Second Quarter	$15.25	$10.95	$17.24	$13.02	(11.54)%	(15.90)%
Third Quarter	$13.49	$11.63	$15.33	$13.88	(12.00)%	(16.21)%
Fourth Quarter	$14.98	$13.07	$17.08	$15.00	(12.30)%	(12.87)%
2005
First Quarter	$16.30	$14.35	$18.25	$16.69	(10.68)%	(14.02)%
Second Quarter	$16.02	$14.40	$17.99	$16.84	(10.95)%	(14.49)%
Third Quarter (through July 31, 2005)	$18.29	$15.70	$19.11	$17.63	(4.29)%	(10.95)%
      As of September 2, the New Asia Fund’s net asset value was $18.78 per share, and the closing price of its shares on the NYSE was $17.94 per share (reflecting a -4.47% discount). Recently the New Asia Fund’s market discount has narrowed. Management believes that this is attributable to market activity following the announcement of the merger. Should the merger not occur, the discount at which the New Asia Fund’s shares have tended to trade is likely to return to more typical levels. The discount level at the time of the merger cannot be predicted.
      The New Asia Fund’s common shares have historically traded at an amount less than its net asset value.
      Custodian. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the New Asia Fund’s custodian (the “Custodian”). The Custodian, under its contract with the New Asia Fund, is authorized to establish separate accounts in foreign currencies and to cause securities of the New Asia Fund to be held in separate accounts with subcustodians outside of the United States approved by the directors of the Fund in accordance with regulations of the Commission. The books and records of the New Asia Fund are maintained in dollars.
      Dividend Reinvestment Plan Agent. UMB Bank, N.A., 1010 Grand Avenue, Kansas City, MO 64141 serves as the New Asia Fund’s dividend reinvestment plan agent.
      Portfolio Transactions and Brokerage. To the maximum extent feasible DeIM places orders for portfolio transactions through Scudder Investor Services, Inc. ( a corporation registered as a broker-dealer and an affiliate of DeIM), which in turn places orders on behalf of the New Asia Fund with issuers, underwriters or other brokers and dealers. Scudder Investor Services, Inc. receives no commissions, fees or other remuneration from the New Asia Fund for this service. Allocation of portfolio transactions is supervised by DeIM.
      The primary objective of DeIM in placing orders for the purchase and sale of securities for the New Asia Fund’s portfolio is to obtain the most favorable net results taking into account such factors a price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer. DeIM seeks to evaluate the overall reasonableness of brokerage commission paid (to the extent applicable) through the familiarity of Scudder Investor Services, Inc. with commissions charged on comparable transactions, as well as by comparing commissions paid by a fund to reported commissions paid by others. DeIM reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.
      When it can be done consistently with the policy of obtaining the most favorable net results, it is DeIM’s practice to place such orders with brokers and dealers who supply market quotations to the Custodian for appraisal purposes, or who supply research, market and statistical information to DeIM. The term “research, market and statistical information” includes advice a to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. DeIM is not authorized when placing portfolio transactions for the New Asia Fund, to pay brokerage commissions or transaction costs in excess of that which another broker might have charged for executing the same transaction on account of the receipt of research, market or statistical information although it may do so in seeking to obtain the most favorable net results with respect to a particular transaction. DeIM does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold shares of the New Asia Fund. Except for implementing the policy stated above, there is no intention to place portfolio transactions with any particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.
      DeIM maintains a large research department, which conducts continuous studies of the factors that affect the positions of various industries, companies and individual securities. DeIM receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for DeIM’s clients. Although certain research, market and statistical information from brokers and dealers is useful to the New Asia Fund and to DeIM, it is the opinion of DeIM that such information is only supplementary to its own research effort, since the information must still be analyzed, weighed and reviewed by DeIM’s staff. Such information may be useful to DeIM in providing services to clients other than the New Asia Fund, and not all such information is used by DeIM in connection with the New Asia Fund. Conversely, such information provided to DeIM by brokers and dealers through whom other clients of DeIM effect securities transactions may be useful to DeIM in providing services to the New Asia Fund. DeIM’s international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the New Asia Fund may invest, the conclusions and investment decisions of DeIM with respect to the New Asia Fund are based primarily on the analyses of its own research department.

APPENDIX A
SCUDDER NEW ASIA FUND, INC.
AUDIT COMMITTEE CHARTER
Adopted April 7, 2004
      This document constitutes the Charter of the Audit Committee (the “Committee”) of the Board of Directors of Scudder New Asia Fund, Inc. (the “Fund”). The Board of Directors of the Fund (the “Board”) established the Committee to provide oversight with respect to the Fund’s accounting and financial reporting policies and practices.

(1) Organization. The Committee shall be composed of three or more members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund, who do not directly or indirectly receive consulting, advisory or other compensatory fees from the Fund or from the Fund’s investment adviser or its affiliates, except fees from the Fund for services as a Director, and who satisfy any independence or expertise requirements of the exchange(s) on which the Fund’s shares are traded.

(2) Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

(3) Committee Purposes. The purposes of the Committee are as follows:

(a) To oversee the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

(b) To oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof;

(c) To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

(d) To act as a liaison between the Fund’s independent auditors and the Board;

(e) To oversee the Fund’s compliance with legal and regulatory requirements; and

(f) To prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the Fund’s annual proxy statement relating to the election of directors, or, if the Fund does not file a proxy statement, in the Fund’s annual report filed with the Securities and Exchange Commission.
      The function of the Audit Committee is oversight; it is management’s responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor’s responsibility to plan and carry out a proper audit.

(4) Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

(a) To approve the selection, retention, compensation and termination of the Fund’s independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Fund, as well as to set clear hiring policies

App. A-1

relating to the hiring by entities within the Funds’ investment complex(1) of employees or former employees of the independent auditors;

(b) To consider whether the provision of non-audit services rendered by the independent auditors to the Fund and the Fund’s investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of independent auditors;

(c) To: (i) at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Fund; (ii) discuss the annual audited financial statements and any interim financial statements with management and the independent auditor, including the Fund’s disclosures under “Portfolio Management Review;” and (iii) discuss policies with respect to risk assessment and risk management;

(d) To meet with the Fund’s independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Fund’s annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Fund’s financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management’s responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund stockholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee’s scope of responsibilities under this Charter;

(e) To meet regularly with the Fund’s chief financial and accounting officers, the Fund’s Treasurer and the Fund’s investment adviser’s internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

(f) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund’s financial policies and procedures, internal accounting controls or disclosure controls and procedures;

(g) To establish procedures for the receipt, retention and treatment of complaints that the Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters;

(h) To establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund’s investment advisers (or any entity controlling, controlled by or under common

      (1) “Investment company complex” includes:

-	the Fund and its investment adviser or sponsor;
-	any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and
-	any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the sections above.

App. A-2

control with a Fund investment adviser that provides ongoing services to the Fund) that relate directly to the Fund’s operations and financial reporting;

(i) To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Fund’s investment advisers (and their affiliates); and

(j) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5) Role of Independent Auditors. The Fund’s independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

(6) Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Fund’s expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

(7) Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

App. A-3

APPENDIX B
SCUDDER NEW ASIA FUND, INC.
COMMITTEE ON INDEPENDENT DIRECTORS
Adopted April 7, 2004
      This document constitutes the Charter of the Committee on Independent Directors (the “Committee”) of the Board of Directors of Scudder New Asia Fund, Inc. (the “Fund”). The Board of Directors of the Fund (the “Board”) has adopted this Charter to govern the activities of the Committee.

(1) Statement of Purposes and Responsibilities. The primary purposes and responsibilities of the Committee are: (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board’s selection the Director nominees for the next annual meeting of stockholders if any is to be held; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Directors who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Directors”), and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to Independent Directors.

(2) Organization and Governance. The Committee shall be comprised of all of the Independent Directors and shall not include any members who are not Independent Directors.
      A member of the Committee may be designated by the Board as the Committee’s chair (the “Lead Independent Director”). The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.
      The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s By-Laws. The Chair of the Board, the Lead Independent Director or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.
      A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

(3) Qualifications for Director Nominees. The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

(4) Identification of Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (ii) the Fund’s investment adviser(s), (iv) the Fund’s stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

(5) Consideration of Candidates Recommended By Stockholders. The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

App. B-1

APPENDIX A TO COMMITTEE ON INDEPENDENT DIRECTORS CHARTER
PROCEDURES FOR STOCKHOLDERS TO SUBMIT NOMINEE CANDIDATES
ADOPTED APRIL 7, 2004
      A Fund stockholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

(1) The stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(2) The Stockholder Recommendation must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least 120 calendar days before the anniversary of the date on which the Fund’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.

(3) The Stockholder Recommendation must include:

(a) a statement in writing setting forth (i) the name, age, date of birth, business address, residence address, principal occupation or employment, and nationality of the person recommended by the stockholder (the “candidate”); (ii) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such stockholder by the candidate; (iii) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f ) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (iv) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (v) whether the recommending stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination;

(b) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

(c) the recommending stockholder’s name and address as they appear on the Fund’s books;

(d) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending stockholder; and

(e) a description of all arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending stockholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

App. B-2

TABLE OF CONTENTS

	PROPOSAL I: APPROVAL OF MERGER	1
I.	Synopsis	2
II.	Investment Strategies and Risk Factors	8
III.	Other Comparisons Between the Funds	12
IV.	Regulatory and Litigation Matters Involving Emerging Markets Fund and Other Scudder Open-End Funds	15
V.	Information about the Proposed Merger	16
	PROPOSAL II: ELECTION OF DIRECTORS	21
	INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING	31
Exhibit A.	Form of Agreement and Plan of Reorganization	A-1
Exhibit B.	Updated Financial Highlights	B-1
Exhibit C.	Further Disclosure Regarding the New Asia Fund	C-1
Appendix A.	Audit Committee Charter	App. A-1
Appendix B.	Charter of Committee on Independent Directors	App. B-1
Scudder Investments
222 South Riverside Plaza
Chicago, Illinois 60606
(312) 537-7000
For more information please call your Fund’s proxy solicitor,
Georgeson Shareholder, at (866) 729-6818.

STATEMENT OF ADDITIONAL INFORMATION
SCUDDER INTERNATIONAL FUND, INC.
SCUDDER EMERGING MARKETS FUND
     This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated September 9, 2005 (the “Prospectus/Proxy Statement”) for the Meeting of Shareholders of Scudder New Asia Fund, Inc. (“New Asia Fund”) to be held on October 11, 2005. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.
     Further information about Scudder Emerging Markets Fund (“Emerging Markets Fund”) is contained in the statement of additional information, dated February 25, 2005, as supplemented from time to time, for Class S shares of Emerging Markets Fund, a copy of which is attached to this Merger SAI as Appendix A. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Emerging Markets Fund contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2004 and the unaudited financial statements for Emerging Markets Fund contained in the Semiannual Report to Shareholders for the six-month period ended April 30, 2005 are incorporated herein by reference.
     The audited financial statements and related Independent Registered Public Accounting Firm’s report for New Asia Fund contained in the Annual Report to Shareholders for the year ended December 31, 2004 and the unaudited financial statements for New Asia Fund contained in the Semiannual Report to Shareholders for the six-month period ended June 30, 2005 are incorporated herein by reference.
     The unaudited pro forma financial statements, attached hereto as Appendix B, are intended to present the financial condition and related results of operations of New Asia Fund and Emerging Markets Fund as if the merger had been consummated on April 30, 2005, except as otherwise indicated.
     The date of this Merger SAI is September 9, 2005.
TABLE OF CONTENTS

APPENDIX A	A-1
APPENDIX B	B-1

APPENDIX A
SCUDDER INTERNATIONAL FUND, INC.
Scudder Emerging Markets Fund
(formerly, Scudder Emerging Markets Growth Fund)
GLOBAL/INTERNATIONAL FUND, INC.
Scudder Global Discovery Fund
Class S and Class AARP
STATEMENT OF ADDITIONAL INFORMATION
February 25, 2005
This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for Scudder Global Discovery Fund (the “Fund”), a series of Global/International Fund, Inc. (the “Corporation”) and Scudder Emerging Markets Fund (the “Fund” and, together with Scudder Global Discovery Fund, the “Funds”) a series of Scudder International Fund, Inc. (the “Corporation” and, together with Global/International Fund, Inc., the “Corporations”) dated February 25, 2005, as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission’s internet web site (http://www.sec.gov).
The Annual Reports to Shareholders of each Fund, dated October 31, 2004 accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.
This Statement of Additional Information is incorporated by reference into the combined prospectuses.

 i

INVESTMENT RESTRICTIONS
Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.
Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.
The Funds have each elected to be classified as diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.
As a matter of fundamental policy, each Fund may not:
(1)	borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.
The Directors of each Corporation have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Directors based upon current circumstances. These nonfundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.
As a matter of non-fundamental policy, each Fund currently does not intend to:
(a)	borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(b)	Scudder Emerging Markets Fund only: enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a
Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)	lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(h)	invest more than 15% of net assets in illiquid securities.

(i)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or
12(d)(1)(G) of the Investment Company Act of 1940, as amended; and

(j)	Scudder Emerging Markets Fund only: invest more than 5% of its net assets directly in securities of local Russian issuers.
Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.
Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.
Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.
A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES
General Investment Objective and Policies
Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.
It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.
Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a fund’s volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund’s borrowings will be fixed, a fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.
Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.
Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.
The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs"™).
Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund’s investment policies, a fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.
Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union (EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.
Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.
The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.
Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.
Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.
The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund’s investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.
Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund.
Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.
Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.
To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.
In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.
The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.
The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.
In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.
Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.
Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.
A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.
A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.
Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits a fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a fund is actually engaged in borrowing through the interfund lending program, a fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.
For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Examples of index-based investments include:
SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.
MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.
Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.
DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.
Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.
WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund’s investment policies and restrictions as set forth in its registration statement.
Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund’s ability to manage Uninvested Cash.
A fund will invest Uninvested Cash in Central Funds only to the extent that a fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.
IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund’s portfolio as the fund’s assets increase (and thus have a more limited effect on the fund’s performance).
Lending of Portfolio Securities. The fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. The fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.
At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Mortgage-Backed Securities and Mortgage Pass-Through Securities. A fund may each invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.
A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.
When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund’s shares.
Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.
Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation (“FHLMC”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.
FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.
Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.
Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.
Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.
Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.
In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.
Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.
Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.
Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase Agreements. A fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s or S&P.
A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.
Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a fund’s investment restrictions applicable to that activity. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.
Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.
Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.
Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.

Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.
In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and the fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the fund.
Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.
General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.
If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund’s income. The sale of put options can also provide income.
A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.
A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.
General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.
A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.
Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.
A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.
A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.
Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.
Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require that fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require that fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires that fund to segregate cash or liquid assets equal to the exercise price.
Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.
OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.
In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.
With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.
Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.
Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.
If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933 (the “1933 Act”), and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.
Warrants. A fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.
To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.
Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.
PORTFOLIO HOLDINGS INFORMATION
Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.
Each Fund’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of the Advisor, sub-advisers, custodians, independent auditors, securities lending agents and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if a Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.
Prior to any disclosure of a Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to a Fund’s Directors.

MANAGEMENT OF THE FUNDS
Investment Advisor
On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management (“DeAM”) and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Directors of the Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Funds’ investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
DeIM is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.
The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Corporation’s Board of Directors.
Pursuant to an investment management agreement (the “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.
The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.
Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.
Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.
In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.
The current Agreements, each dated April 5, 2002, were last approved by the Directors of each Corporation on August 9, 2004. Each Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation’s Directors or of a majority of the outstanding voting securities of the Fund.
The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of their assignment.
Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Corporation’s Articles of Incorporation, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.
Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Funds’ transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Funds’ federal, state and local tax returns; preparing and filing each Funds’

federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Funds’ books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Funds’ operating budget; processing the payment of each Funds’ bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.
The Advisor pays the compensation and expenses of all Directors, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Advisor as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund’s office space and facilities.
Scudder Emerging Markets Fund
The Fund pays the Advisor an advisory fee at the annual rate of 1.25% for the first $500 million of average daily net assets and 1.20% on the average daily net assets over $500 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the fiscal years ended October 31, 2004, 2003 and 2002, the Advisor imposed management fees amounting to $1,502,621, $671,031 and $599,107, respectively.
Scudder Global Discovery Fund
For these services, the Fund pays the Advisor an annual fee equal to 1.10% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2004, 2003 and 2002, the Advisor imposed management fees amounting to $5,374,016, $4,230,207 and $5,231,674, respectively.
Under each Agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.
Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Corporation, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.
In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.
Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.
AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.
Board Considerations in Connection with Annual Renewal of Investment Management Agreement for Scudder Global Discovery Fund and Scudder Emerging Markets Fund
Each Fund’s Directors approved the continuation of each Fund’s current investment management agreement with Deutsche Investment Management (“DeIM”), each Fund’s adviser, in August 2004. The Directors believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.
In terms of the process the Directors followed prior to approving the contract, shareholders should know that:
*	At present time, all of your Fund’s Directors — including the chairman of the board — are independent of DeIM and its affiliates.

*	The Directors meet frequently to discuss fund matters. In 2003, the Directors conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Directors dedicate part or all of several meetings to contract review matters.

*	The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.
The Directors do not believe that the investment management contract for your Fund should be “put out to bid” or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since its inception, and the Directors believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.
In addition to DeIM’s research and investment capabilities, the Directors considered other aspects of DeIM’s qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for the Fund continues to be strong relative to other similar funds, and the Directors are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.
Shareholders may focus only on fund performance and fees, but the Fund’s Directors consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund’s investment management agreement, the Directors considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).
The Directors requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Directors determined that continuing the Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.
Administrative Agreement
Effective March 1, 2001 for Scudder Global Discovery Fund and October 2, 2000 for Scudder Emerging Markets Fund through March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”) of 0.650% for Class S and Class AARP of the average daily net assets of the applicable class of Scudder Emerging Markets Fund and 0.375% for Class S and Class AARP of the average daily net assets of the applicable class of Scudder Global Discovery Fund.
Scudder Emerging Markets Fund. For the fiscal year ended October 31, 2001, the Administrative fee to the Fund amounted to $361,672 and $977 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2002, the Administrative fee to the Fund amounted to $295,128 and $2,680 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2003, the Administrative fee to the Fund amounted to $273,821 and $4,830 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2004, the Administrative fee to the Fund amounted to $204,052 and $8,103 for Class S and Class AARP, respectively.

Scudder Global Discovery Fund. For the period March 1, 2001 through October 31, 2001, the Administrative fee to the Fund amounted to $1,028,223 and $815 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2002, the Administrative fee to the Fund amounted to $1,144,577 and $1,549 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2003, the Administrative fee to the Fund amounted to $910,963 and $2,800 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2004, the Administrative fee to the Fund amounted to $475,622 and $4,398 for Class S and Class AARP, respectively.
Various third-party service providers (the “Service Providers”), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.
The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.
Certain expenses of each Fund were not borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.
The Administrative Agreement was terminated on March 31, 2004. Each Fund now bears its fees and expenses directly, subject to the Advisor’s contractual obligation to waive fees and reimburse expenses to maintain the Fund’s operating expenses at a specified level, as disclosed in the Prospectus and discussed below.
Through February 28, 2006, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund’s total operating expenses at 1.75% for Class S and Class AARP shares, respectively, of Scudder Emerging Markets Fund, and 1.50% for Class S and Class AARP shares, respectively, of Scudder Global Discovery Fund. As in the case of the Administrative Agreement, these limitations exclude organization expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fee, director counsel fees and expenses and extraordinary expenses and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel).
AMA InvestmentLink(SM) Program
Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.
Codes of Ethics
The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.
FUND SERVICE PROVIDERS
Principal Underwriter
The Corporation, on behalf of the Funds, has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporation’s underwriting agreement was last approved by the Directors on August 9, 2004 and will remain from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of each Fund.
Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.
The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.
Although Class S and Class AARP shares of each Fund do not currently have a 12b-1 Plan, and the Directors have no current intention of adopting one, each Fund will also pay those fees and expenses permitted to be paid or assumed by the Corporation pursuant to a 12b-1 Plan, if any, adopted by the Corporation, notwithstanding any other provision to the contrary in the underwriting agreement.
The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law, although Class S shares are not available to new investors. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

PORTFOLIO TRANSACTIONS
Brokerage
The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.
The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.
Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.
It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.
The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.
Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.
The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.
Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.
Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.
Scudder Emerging Markets Fund: For the fiscal years ended October 31, 2004, 2003 and 2002, Scudder Emerging Markets Fund paid $1,009,253 $658,798 and $97,563, respectively, in commissions.
Each Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2004, the Scudder Emerging Markets Fund held the following securities of their regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned
BANGKOK BANK PCL	$1,939,000
MEGA FINANCIAL HOLDING CO., LTD.	$1,960,000
BANCO BRADESCO SA	$1,491,000
YUANTA CORE PACIFIC SECURITIES CO.	$676,000
SAMSUNG SECURITIES CO., LTD.	$1,467,000

Scudder Global Discovery Fund: For the fiscal years ended October 31, 2004, 2003 and 2002, Scudder Global Discovery Fund paid $330,061, $745,910 and $836,707 in commissions.
Each Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2004, the Scudder Global Discovery Fund held the following securities of their regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned
LEGG MASON, INC.	$17,556,000
ALPHA BANK AE	$10,057,000
ZIONS BANCORP	$9,859,000
MACQUARIE BANK LTD.	$5,616,000
BANGKOK BANK PCL	$3,443,000
MATSUI SECURITIES CO., LTD.	$2,821,000
Portfolio Turnover
Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.
Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.
Portfolio turnover rates for the fiscal years ended October 31, 2004 and 2003 for Scudder Emerging Markets Fund are 146% and 182%, respectively.
Portfolio turnover rates for the fiscal years ended October 31, 2004 and 2003 for Scudder Global Discovery Fund are 26% and 35%, respectively.
Independent Registered Public Accounting Firm and Reports to Shareholders
The financial highlights of the Funds included in each Fund’s prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders of Global Discovery Fund will receive annual audited financial statements and semi-annual unaudited financial statements. Shareholders of Scudder Emerging Markets Fund will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel
Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to each Fund and their Independent Directors.
Fund Accounting Agent
Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Prior to the implementation of the Administrative Agreement, the Funds paid SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Effective December 14, 2000 and December 29, 2000 for Scudder Emerging Markets Fund and Scudder Global Discovery Fund, respectively, the Advisor pays these fees pursuant to each Fund’s Administrative Agreement. For the period prior to March 1, 2001, Scudder Global Discovery Fund incurred charges of $251,250. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting and administrative servicing functions to SSB. The costs and expenses of such delegation are borne by SFAC, not by the Funds.
Custodian, Transfer Agent and Shareholder Service Agent
Each Fund employs Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 (the “Custodian”) as Custodian. The Custodian has entered into agreements with foreign subcustodians approved by the Directors of each Corporation pursuant to Rule 17f-5 of the 1940 Act. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.
Scudder Service Corporation (SSC), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. SSC also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Prior to the implementation of the Administrative Agreement on October 2, 2000, each Fund paid SSC a fee for maintaining each account for a retail participant of $26.00, and for each retirement participant of $29.00. Pursuant to the Administrative Agreement, the above fees were paid for by the Advisor since October 2, 2000, but are now borne by the Funds directly upon termination of the Administrative Agreement (effective April 1, 2004). Upon termination of the Administrative Agreement, each Fund pays SISC an annual fee of $25.25 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts; Class S shares only), $2.00 per account, as applicable, in connection with the redemption fee and $4.00 per account, as applicable, for closed retail accounts and $5.00 per account, as applicable, for closed retirement accounts (excluding Individual Retirement Accounts; Class S shares only).
These fees have been paid by the Advisor pursuant to the Administrative Agreement since October 2, 2000, but will be borne by the Funds directly following termination of the Administrative Agreements on September 30, 2003.
Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. (“DST”) SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SSC, not by the Funds.
Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.
Retirement Service Provider. Scudder Trust Company (“STC”), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, provides recordkeeping and other services for shareholder accounts in connection with certain retirement and employee benefit plans invested in Class S shares of the Funds. Class S shares of the Funds pay annual service fees of $17.55 per shareholder account. The above fees are borne by the Funds directly.

PURCHASE AND REDEMPTION OF SHARES
General Information
Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.
A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.
Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by Scudder Distributors, Inc. (“SDI”) of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).
The quarterly subminimum account policy applies to all accounts in a household. In addition, the fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.
Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.
Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.
Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.
Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.
Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, Scudder Service Corporation (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.
QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.
Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder’s Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.
Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:
o	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

o	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o	Prototype money purchase pension and profit-sharing plans may be adopted by employers.
Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.
Purchases
The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.
All new investors in Class AARP of the Funds are required to provide an AARP membership number on their account application. In addition, Class S shares of the Funds are generally not available to new investors.
Eligible Class S Investors.
A.	The following investors may purchase Class S shares of Scudder Funds either (i) directly from Scudder Distributors, Inc. (“SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Scudder Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.
1.	Existing shareholders of Class S shares of any Scudder Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any Scudder Fund.

3.	Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any Scudder Fund.

4.	Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 31, 2004.

5.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

6.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.
B.	The following additional investors may purchase Class S shares of Scudder Funds.
1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.
SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.
Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase shares of the fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.
Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.
Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks
Redemptions
Each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 30 days (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s.
The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.
A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.
Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.
Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.
Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.
The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.
In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.
Exchanges
Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds, subject to the provisions below.
Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or SDI.
Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.
Redemptions and Purchases In-Kind
Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund’s net asset value (a redemption in-kind). If payment is made to a Fund’s shareholder in securities, an investor may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares with respect to any one investor, during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.
Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under “Net Asset Value” as of the day a Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (1) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange or over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.
Each Fund reserves the right to redeem all of its shares, if the Fund’s Board of Directors votes to liquidate and terminate the Fund.
Dividends
Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.
Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary.
Each Fund intends to distribute dividends from its net investment income annually in November or December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.
Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.
Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:
1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.
Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “.Combined Purchases” for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.
If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.
If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.
Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.
Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the “Code”).
TAXES
The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.
Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.
If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.
Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.
Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.
Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.
In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.
In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.
Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.
All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.
Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the fund’s assets at year end consist of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.
Taxation of Certain Investments. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.
A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund’s level.
In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund’s corporate shareholders may be eligible for the deduction for dividends received by corporations.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.
Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.
Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.
Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.
Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
NET ASSET VALUE
The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.
An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.
Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.
An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.
Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.
If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.
DIRECTORS AND OFFICERS
The following table presents certain information regarding the Directors and Officers of the Corporation as of February 25, 2005. Each Director’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the Corporation. Because the Funds do not hold annual meetings of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

Independent Directors

Name, Year of Birth,
Position(s) Held with the		Number of Funds
Corporation and	Principal Occupation(s) During Past 5 Years and	in Fund Complex
Length of Time Served(1)	Other Directorships Held	Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, formerly, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988) Directorships: . Advisory Board, Center for Business Ethics, Bentley College; Board Governors, Investment Company Institute; Member, Committee of the Independent Directors of Executive Investment Council of the Company Institute.	46
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	46

Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	46

Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990) Directorships:. Household International (banking and finance) (1992-2004); ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-present)	46

Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	46

Jean C. Tempel (1943) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	46

Name, Year of Birth,
Position(s) Held with the		Number of Funds
Corporation and	Principal Occupation(s) During Past 5 Years and	in Fund Complex
Length of Time Served(1)	Other Directorships Held	Overseen
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	46
Officers(2)

Name, Year of Birth,
Position(s) Held with the		Number of Funds
Corporation and	Principal Occupation(s) During Past 5 Years and	in Fund Complex
Length of Time Served(1)	Other Directorships Held	Overseen
Julian F. Sluyters(3) (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc. (since May 2004) and Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert(3) (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz(3) (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management	n/a

Name, Year of Birth,
Position(s) Held with the		Number of Funds
Corporation and	Principal Occupation(s) During Past 5 Years and	in Fund Complex
Length of Time Served(1)	Other Directorships Held	Overseen
Daniel O. Hirsch(4) (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Bruce A. Rosenblum(4) (1960) Vice President and Assistant Secretary 2004-present	Director, Deutsche Asset Management	n/a

Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Philip Gallo(3) (1962) Chief Compliance Officer 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Directors, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	Address: 345 Park Avenue, New York, New York

(4)	Address: One South Street, Baltimore, Maryland
Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.
Caroline Pearson: Secretary
Directors’ Responsibilities. The primary responsibility of the Board of Directors is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Directors;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Directors or the Advisor.

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2004, the Directors conducted over 40 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 23 different days. In addition, various Directors participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.
For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”
Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:
Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Louis E. Levy (Chair), Keith R. Fox, Jean Gleason Stromberg and Jean C. Tempel. The Audit Committee held seven meetings during the calendar year 2004.
Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Directors*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held seven meetings during the calendar year 2004.
Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox, and Jean C. Tempel. The Valuation Committee held 13 meetings for Scudder Emerging Markets Fund and five meetings for Scudder Global Discovery Fund during the calendar year 2004.
Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2004.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held four meetings during the calendar year 2004.
Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll and Carl Vogt. This committee met eight times in 2004.
Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Tempel. This committee was established on October 12, 2004 and met one time in 2004.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.
Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.
Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2004.

			Pension or
	Compensation from	Compensation from	Retirement Benefits	Total Compensation
Name of	Scudder Emerging	Scudder Global	Accrued as Part of	Paid to Director from the
Director	Markets Fund	Discovery Fund	Fund Expenses	Fund Complex (3)(4)
Henry P. Becton, Jr.	$815	$1,986	$0	$159,500
Dawn-Marie Driscoll(1)	$938	$2,490	$0	$208,016
Keith R. Fox	$881	$2,304	$0	$220,620
Louis E. Levy(2)	$829	$2,072	$0	$163,000
Jean Gleason Stromberg	$800	$1,921	$0	$153,500
Jean C. Tempel	$815	$1,991	$0	$191,000
Carl W. Vogt	$842	$2,136	$0	$168,500

(1)	Includes $14,896 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.

(2)	In addition to these payments, Mr. Levy received payments in accordance with his prior Deferred Payment Plan in the amount of $38,100 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(3)	For each Director, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each Director currently serves on the boards of 18 DeAM trusts/corporations comprised of 46 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Becton, $34,120 for Ms. Driscoll, $36,620 for Mr. Fox, $11,500 for Mr. Levy, $9,500 for Ms. Tempel and $17,000 for Mr. Vogt. These meeting fees were borne by the Funds.

(5)	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds’ shareholder servicing arrangements. Such amounts totaled $2,500 for Ms. Driscoll and $31,000 for Mr. Fox and Ms Tempel. Also, included are amounts paid to the Trustees for special meetings to consider fund mergers. These amounts totaled $5,000 for Mr. Becton and Ms Driscoll, $4,000 for Mr. Fox and $3,000 for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.
Director Fund Ownership of Independent and Interested Directors
The following sets forth ranges of Director beneficial share ownership as of December 31, 2004.

Aggregate Dollar Range of
	Dollar Range of	Securities Owned in All Funds
Name of	Securities Owned in	in the Fund Complex
Director	Scudder Emerging Markets Fund	Overseen by Director
Henry P. Becton, Jr.	$1—$10,000	Over $100,000
Dawn-Marie Driscoll	$10,001—$50,000	Over $100,000
Keith R. Fox	$10,001—$50,000	Over $100,000
Louis E. Levy	None	Over $100,000
Jean Gleason Stromberg	$10,001—$50,000	Over $100,000
Jean C. Tempel	None	Over $100,000
Carl W. Vogt	$1—$10,000	$10,001—$50,000

Aggregate Dollar Range of
	Dollar Range of	Securities Owned in All Funds
Name of	Securities Owned in	in the Fund Complex
Director	Scudder Global Discovery Fund	Overseen by Director
Henry P. Becton, Jr.	$10,001—$50,000	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Louis E. Levy	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Jean C. Tempel	None	Over $100,000
Carl W. Vogt	None	$10,001—$50,000

Securities Beneficially Owned
As of February 18, 2005 all Directors and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.
To the best of the Fund’s knowledge, as of February 18, 2005, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below:
As of February 18, 2005, 18,927.066 shares in the aggregate, or 5.83% of the outstanding shares of Scudder Emerging Markets Fund, Class AARP were held in the name of Frank H. Payne, Tok Kon Payne JT WROS, 315 Mashes Sands Rd., Panacea, FL 32346-2742 who may be deemed to be the beneficial owner of certain of these shares.
As of February 18, 2005, 522,758.336 shares in the aggregate, or 5.20% of the outstanding shares of Scudder Global Discovery Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery St., San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of certain of these shares.
Ownership in Securities of the Advisor and Related Companies
As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

				Value of	Percent of
	Owner and			Securities on	Class on an
Independent	Relationship to			an Aggregate	Aggregate
Director	Director	Company	Title of Class	Basis	Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Louis E. Levy		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None
Agreement to Advance Certain Independent Director Expenses
In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DeIM has agreed to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent directors/Directors of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Funds’ Boards determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director’s duties as a Director of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.
FUND ORGANIZATION
Scudder Emerging Markets Fund is a separate series of Scudder International Fund, Inc. Scudder International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of the Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of the Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation.
The authorized capital stock of the Corporation consists of 2,247,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: Scudder International Fund, the original series; Scudder Latin America Fund and Scudder Pacific Opportunities Fund, both organized in December 1992, Scudder Greater Europe Fund, organized in October 1994, and Scudder Emerging Markets Fund, organized in May 1996. Each series consists of 320 million shares except for Scudder International Fund which consists of 620,595,597 shares and Scudder Latin America Fund which consists of 340 million shares. Scudder Emerging Markets Fund is divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C.
Organizational Description
The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights and are redeemable as described in the SAI and in the Fund’s prospectus. In general, each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S and Class AARP shares are offered.
Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The Articles of Incorporation and By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.
Subject to the limits of the Investment Company Act of 1940 and Maryland General Corporation Law and unless otherwise provided by the By-laws, a Director may be removed with or without cause, by the affirmative vote of a majority of (a) the Board of Directors, (b) a committee of the Board of Directors appointed for such purpose, or (c) the stockholders by vote of a majority of the outstanding shares of the Corporation.
PROXY VOTING GUIDELINES
The Funds have delegated proxy voting responsibilities to the Advisor, subject to each Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds’ best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:
o	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

o	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

o	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.
The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.
Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of a Board or of a majority of a Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.
The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.
As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.
If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.
Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.
You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.scudder.com (type “proxy voting” in the search field).
FINANCIAL STATEMENTS
The financial statements, including the portfolios of investments of the Funds, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated October 31, 2004 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.
Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Funds file their Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). The Funds do not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.
Each Fund’s procedures allow disclosure of nonpublic portfolio holdings information to affiliates of DeAM only for the purposes of providing services to a Fund and subject to that Fund’s procedures.
Each Fund’s procedures permit nonpublic portfolio holdings information to be shared with sub-advisers, pricing services, custodians, independent auditors, brokers in portfolio transactions for a Fund, securities lending agents and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 15 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of a Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Funds’ Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose a Fund’s nonpublic portfolio holdings information will be provided to the Funds’ Directors.
ADDITIONAL INFORMATION
Scudder Emerging Markets Fund CUSIP numbers:
Class AARP: 811165-869.
Class S: 811165-505.
Scudder Global Discovery Fund CUSIP numbers:
Class AARP: 378947-824.
Class S: 378947-501.
Each Fund has a fiscal year end of October 31.
This Statement of Additional Information contains the information of Scudder Emerging Markets Fund and Scudder Global Discovery Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.
The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

APPENDIX
The following is a description of the ratings given by Moody’s and S&P to corporate bonds.
Ratings of Corporate Bonds
S&P:
Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s:
Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

APPENDIX B
Pro Forma
Portfolio of Investments
as of April 30, 2005 (UNAUDITED)

				Emerging
	Emerging	New Asia		Markets Fund				Emerging
	Markets Fund	Fund		Pro Forma	Emerging	New Asia		Markets Fund
	Shares	Shares	Pro Forma	Shares	Markets Fund	Fund	Pro Forma	Pro Forma
	Amount	Amount	Adjustments	Amount	Value ($)	Value ($)	Adjustments	Value ($)

Common Stocks 83.8%

Australia 0.0%

Newcrest Mining Ltd.	—	157,588	(157,588)	—	—	1,828,548	(1,828,548)	—
Rio Tinto Ltd.	—	37,500	(37,500)	—	—	1,217,502	(1,217,502)	—

(Cost $0, $1,440,774, and $0, respectively)					—	3,046,050	(3,046,050)	—

Austria 0.6%
Boehler-Uddeholm AG	100	—		100	12,919	—		12,919
Boehler-Uddeholm AG	4,900	—		4,900	631,187	—		631,187
Wienerberger AG	38,200	—		38,200	1,615,505	—		1,615,505

(Cost $1,553,234, $0 and $1,553,234, respectively)					2,259,611	—		2,259,611

Brazil 5.0%
All America Latina Logistica (Preferred)	18,300	—		18,300	528,409	—		528,409
Banco Bradesco SA (ADR) (Preferred)	80,500	—		80,500	2,487,450	—		2,487,450
Companhia Vale do Rio Doce “A” (ADR) (Preferred)	127,000	—		127,000	2,946,400	—		2,946,400
Gol-Linhas Aereas Inteligentes SA (ADR)	13,500	—		13,500	382,995	—		382,995
Petroleo Brasileiro SA (ADR)	139,700	—		139,700	5,857,621	—		5,857,621
Porto Seguro SA	172,700	—		172,700	1,526,536	—		1,526,536
Tele Centro Oeste Celular Participacoes SA (ADR) (Preferred)	94,368	—		94,368	989,920	—		989,920
Tele Norte Leste Participacoes SA (ADR) (Preferred)	125,100	—		125,100	1,851,480	—		1,851,480
Votorantim Celulose e Papel SA (ADR)	91,050	—		91,050	1,000,640	—		1,000,640

(Cost $16,864,518, $0 and $16,864,518, respectively)					17,571,451	—		17,571,451

Canada 0.4%
Crystallex International Corp.	161,100	—		161,100	596,070	—		596,070
PetroKazakhstan, Inc.	—	27,800		27,800	—	807,034		807,034

(Cost $628,713, $1,205,195, and $1,833,908, respectively)					596,070	807,034		1,403,104

				Emerging
	Emerging	New Asia		Markets Fund				Emerging
	Markets Fund	Fund		Pro Forma	Emerging	New Asia		Markets Fund
	Shares	Shares	Pro Forma	Shares	Markets Fund	Fund	Pro Forma	Pro Forma
	Amount	Amount	Adjustments	Amount	Value ($)	Value ($)	Adjustments	Value ($)

China 6.0%
Chen Hsong Holdings Ltd.	—	572,000		572,000	—	319,993		319,993
China Oilfield Services Ltd. “H”	2,939,100	3,381,800		6,320,900	994,223	1,143,977		2,138,200
China Petroleum & Chemical Corp. “H”	7,740,000	4,124,000		11,864,000	3,056,749	1,628,686		4,685,435
China Resources Power Holdings Co., Ltd.	2,028,000	1,556,000		3,584,000	1,122,689	861,392		1,984,081
China Southern Airlines Co., Ltd. “H”	1,789,100	—		1,789,100	605,899	—		605,899
China Telecom Corp., Ltd. “H”	—	3,624,000		3,624,000	—	1,233,765		1,233,765
China Vanke Co., Ltd. “B”	—	2,135,400		2,135,400	—	1,703,893		1,703,893
Ctrip.com International Ltd. (ADR)	—	20,400		20,400	—	895,152		895,152
Foxconn International Holdings Ltd.	274,100	1,688,000		1,962,100	165,009	1,016,182		1,181,191
Harbin Power Equipment Co., Ltd. “H”	—	2,781,300		2,781,300	—	879,384		879,384
People’s Food Holdings Ltd.	1,647,700	1,867,400		3,515,100	1,090,853	1,236,305		2,327,158
PetroChina Co., Ltd. “H”	1,452,000	—		1,452,000	862,133	—		862,133
Shanghai Electric Group Co., Ltd. “H”	5,672,000	3,760,000		9,432,000	1,222,414	810,345		2,032,759

(Cost $9,322,965, $10,622,286 and $19,945,251, respectively)					9,119,969	11,729,074		20,849,043

Hong Kong 6.0%
BOC Hong Kong (Holdings) Ltd.	—	394,700		394,700	—	752,042		752,042
Cheung Kong Holdings Ltd.	—	204,000		204,000	—	1,929,645		1,929,645
China Mobile (Hong Kong) Ltd. (ADR)	241,300	44,600		285,900	4,295,140	793,880		5,089,020
Citic Pacific Ltd.	—	257,000		257,000	—	776,109		776,109
Fountain Set (Holdings) Ltd.	1,030,100	1,431,300		2,461,400	616,678	856,860		1,473,538
Global Bio-chem Technology Group Co., Ltd.	1,417,500	—		1,417,500	930,926	—		930,926
Hong Kong Exchange & Clearing Ltd.	—	890,000	(890,000)	—	—	2,168,365	(2,168,365)	—
Hongkong Land Holdings Ltd.	—	646,000	(646,000)	—	—	1,870,015	(1,870,015)	—
Hutchison Whampoa Ltd.	—	286,000	(286,000)	—	—	2,565,064	(2,565,064)	—
Kingboard Chemical Holdings Ltd.	—	833,200		833,200	—	2,476,582		2,476,582
Li & Fung Ltd.	—	468,000		468,000	—	899,042		899,042
Midland Realty Holdings Ltd.	—	4,640,500	(4,640,500)	—	—	2,917,657	(2,917,657)	—
Shangri-La Asia Ltd.	1,406,000	942,000		2,348,000	2,147,469	1,438,774		3,586,243
Skyworth Digital Holdings Ltd.	4,559,700	3,878,700		8,438,400	678,527	577,187		1,255,714
TCL International Holdings Ltd.	488,000	—		488,000	101,859	—		101,859
Wing Hang Bank Ltd.	—	254,000		254,000	—	1,608,755		1,608,755

(Cost $8,767,505, $16,510,620 and $19,092,301, respectively)					8,770,599	21,629,977	(9,521,101)	20,879,475

Hungary 0.3%
OTP Bank Rt	33,200	—		33,200	1,020,925	—		1,020,925

(Cost $590,949, $0 and $590,949, respectively)					1,020,925	—		1,020,925

	Emerging	New Asia		Combined
	Markets Fund	Fund, Inc.		Pro Forma	Emerging	New Asia		Combined Pro
	Shares	Shares	Pro Forma	Shares	Markets Fund	Fund Inc.	Pro Forma	Forma
	Amount	Amount	Adjustments	Amount	Value ($)	Value ($)	Adjustments	Value ($)

India 6.6%
Bharti Tele-Ventures Ltd.	109,900	149,300		259,200	522,692	710,081		1,232,773
Colgate-Palmolive Ltd.	87,500	—		87,500	404,227	—		404,227
Dr. Reddy’s Laboratories Ltd.	54,000	—		54,000	791,328	—		791,328
Hotel Leelaventure Ltd.	137,900	133,299		271,199	553,956	535,473		1,089,429
Housing Development Finance Corp., Ltd.	134,300	49,900		184,200	2,257,910	838,941		3,096,851
Infosys Technologies Ltd.	20,700	—		20,700	902,189	—		902,189
Jet Airways (India) Ltd.	—	17,200		17,200	—	521,766		521,766
Jindal South West Holdings Ltd.	—	39,325		39,325	—	142,130		142,130
Jindal Vijaynagar Steel Ltd.	—	157,300		157,300	—	1,144,290		1,144,290
LIC Housing Finance Ltd.	36,300	—		36,300	208,135	—		208,135
Ranbaxy Laboratories Ltd.	66,100	—		66,100	1,386,789	—		1,386,789
Reliance Industries Ltd.	318,800	125,400		444,200	3,867,612	1,521,325		5,388,937
Satyam Computer Services Ltd.	172,500	113,700		286,200	1,586,126	1,045,464		2,631,590
Sintex Industries Ltd.	97,807	70,380		168,187	1,116,965	803,746		1,920,711
Tata Consultancy Services Ltd.	700	—		700	18,203	—		18,203
Tata Motors Ltd.	210,400	—		210,400	1,993,977	—		1,993,977

(Cost $15,338,919, $6,006,699 and $21,345,618, respectively)					15,610,109	7,263,216		22,873,325

Indonesia 2.5%
PT Bank Mandiri	5,263,000	—		5,263,000	882,168	—		882,168
PT Indosat Tbk (ADR)	23,800	—		23,800	536,214	—		536,214
PT Telekomunikasi Indonesia (ADR)	156,600	50,100		206,700	2,821,932	902,802		3,724,734
PT Telekomunikasi Indonesia “B”	2,561,000	5,346,000		7,907,000	1,146,131	2,392,510		3,538,641

(Cost $5,426,904, $2,048,350 and $7,475,254, respectively)					5,386,445	3,295,312		8,681,757

Israel 1.1%
Alvarion Ltd.	51,500	—		51,500	449,595	—		449,595
Check Point Software Technologies Ltd.	40,800	—		40,800	854,760	—		854,760
Teva Pharmaceutical Industries Ltd. (ADR)	76,900	—		76,900	2,402,356	—		2,402,356

(Cost $3,807,150, $0 and $3,807,150, respectively)					3,706,711	—		3,706,711

				Emerging
	Emerging	New Asia		Markets Fund				Emerging
	Markets Fund	Fund		Pro Forma	Emerging	New Asia		Markets Fund
	Shares	Shares	Pro Forma	Shares	Markets Fund	Fund	Pro Forma	Pro Forma
	Amount	Amount	Adjustments	Amount	Value ($)	Value ($)	Adjustments	Value ($)

Japan 0.0%
AEON Mall Co., Ltd.	—	86,000	(86,000)	—	—	3,216,394	(3,216,394)	—
Chiyoda Corp.	—	345,000	(345,000)	—	—	3,882,247	(3,882,247)	—
Diamond City Co., Ltd.	—	26,000	(26,000)	—	—	781,381	(781,381)	—
eAccess Ltd.	—	750	(750)	—	—	577,200	(577,200)	—
JFE Holdings, Inc.	—	42,600	(42,600)	—	—	1,182,223	(1,182,223)	—
Jupiter Telecommunications Co., Ltd.	—	662	(662)	—	—	527,201	(527,201)	—
Kamigumi Co., Ltd.	—	138,000	(138,000)	—	—	1,080,056	(1,080,056)	—
KDDI Corp.	—	188	(188)	—	—	870,091	(870,091)	—
Matsui Securities Co., Ltd.	—	66,500	(66,500)	—	—	902,812	(902,812)	—
Matsui Securities Co., Ltd.	—	133,000	(133,000)	—	—	1,794,898	(1,794,898)	—
Mitsubishi Tokyo Financial Group, Inc.	—	330	(330)	—	—	2,866,921	(2,866,921)	—
Nissan Motor Co., Ltd.	—	69,000	(69,000)	—	—	681,610	(681,610)	—
Nitto Denko Corp.	—	25,000	(25,000)	—	—	1,366,121	(1,366,121)	—
Park24 Co., Ltd.	—	94,000	(94,000)	—	—	1,873,601	(1,873,601)	—
Sega Sammy Holdings, Inc.	—	18,000	(18,000)	—	—	1,051,837	(1,051,837)	—
Sumitomo Corp.	—	309,000	(309,000)	—	—	2,616,792	(2,616,792)	—
Sumitomo Realty & Development Co., Ltd.	—	166,000	(166,000)	—	—	1,895,463	(1,895,463)	—
Taisei Corp.	—	197,000	(197,000)	—	—	692,029	(692,029)	—
Tosoh Corp.	—	361,000	(361,000)	—	—	1,697,219	(1,697,219)	—

(Cost $0, $20,402,626, and $0, respectively)					—	29,556,096	(29,556,096)	-

Korea 18.8%
Daegu Bank	—	415,300		415,300	—	3,132,578		3,132,578
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	26,500	69,300		95,800	481,791	1,259,928		1,741,719
Dongbu Insurance Co., Ltd.	64,200	—		64,200	514,823	—		514,823
Entergisul Co., Ltd.	—	37,383		37,383	—	959,915		959,915
GS Holdings Corp.	—	60,900		60,900	—	1,454,487		1,454,487
Hana Bank	53,750	—		53,750	1,357,983	—		1,357,983
Honam Petrochemical Corp.	—	15,500		15,500	—	695,950		695,950
Hyundai Mobis	32,200	26,100		58,300	2,109,051	1,709,511		3,818,562
Hyundai Motor Co., Ltd.	32,060	—		32,060	1,749,113	—		1,749,113
Insun ENT Co., Ltd.	46,800	39,000		85,800	843,669	703,058		1,546,727
INTOPS Co., Ltd.	37,700	40,500		78,200	807,821	867,818		1,675,639
Kookmin Bank (ADR)	66,000	—		66,000	2,821,500	—		2,821,500
Korea Exchange Bank	—	115,300		115,300	—	971,958		971,958
Korea Information Service, Inc.	—	80,100		80,100	—	1,707,514		1,707,514
KT&G Corp.	—	43,200		43,200	—	1,558,650		1,558,650
LG Card Co., Ltd.	14,000	10,600		24,600	392,954	297,522		690,476
LG Chemical Ltd.	17,100	—		17,100	651,751	—		651,751
LG Electronics, Inc.	60,490	30,230		90,720	4,064,207	2,031,095		6,095,302
Mtekvision Co., Ltd.	13,500	—		13,500	333,087	—		333,087
NEPES Corp.	452	748		1,200	4,597	7,607		12,204
POSCO	9,230	—		9,230	1,672,550	—		1,672,550

	Emerging	New Asia		Combined
	Markets Fund	Fund, Inc.		Pro Forma	Emerging	New Asia		Combined Pro
	Shares	Shares	Pro Forma	Shares	Markets Fund	Fund, Inc.	Pro Forma	Forma
	Amount	Amount	Adjustments	Amount	Value ($)	Value ($)	Adjustments	Value ($)

S-Oil Corp.	16,400	8,800		25,200	1,141,285	612,397		1,753,682
Samsung Electronics Co., Ltd.	24,280	19,880		44,160	11,139,569	9,120,866		20,260,435
Samsung Securities Co., Ltd.	22,830	—		22,830	547,764	—		547,764
Seoul Semiconductor Co., Ltd.	22,656	23,600		46,256	552,853	575,889		1,128,742
SFA Engineering Corp.	20,560	35,750		56,310	482,204	838,462		1,320,666
Shinhan Financial Group Co., Ltd.	54,700	—		54,700	1,418,994	—		1,418,994
SK Telecom Co., Ltd.	13,130	—		13,130	2,157,815	—		2,157,815
SK Telecom Co., Ltd. (ADR)	30,500	—		30,500	593,530	—		593,530
SODIFF Advanced Materials Co., Ltd.	30,700	—		30,700	517,458	—		517,458
Taegu Department Store Co., Ltd.	—	83,600		83,600	—	723,493		723,493

(Cost $33,929,258, $17,495,500 and $51,424,758, respectively)					36,356,369	29,228,698		65,585,067

Malaysia 2.9%
Airasia Bhd.	—	2,357,200		2,357,200	—	1,005,723		1,005,723
Commerce Asset-Holding Bhd.	—	1,442,000		1,442,000	—	1,701,931		1,701,931
Maxis Communications Bhd.	437,200	443,100		880,300	1,111,676	1,126,678		2,238,354
Resorts World Bhd.	675,100	485,300		1,160,400	1,701,195	1,222,915		2,924,110
SP Setia Bhd.	1,185,700	942,300		2,128,000	1,250,388	993,709		2,244,097

(Cost $4,159,597, $6,591,781 and $10,751,378, respectively)					4,063,259	6,050,956		10,114,215

Mexico 3.1%
America Movil SA de CV “L” (ADR)	95,600	—		95,600	4,746,540	—		4,746,540
Cemex SA de CV (ADR)	44,300	—		44,300	1,594,800	—		1,594,800
Fomento Economico Mexicano SA de CV (ADR)	24,200	—		24,200	1,235,410	—		1,235,410
Grupo Televisa SA (ADR)	36,000	—		36,000	2,022,480	—		2,022,480
Qualitas Compania de Seguros	936,600	—		936,600	457,469	—		457,469
Telefonos de Mexico SA de CV “L” (ADR)	20,500	—		20,500	694,950	—		694,950

(Cost $10,879,636, $0 and $10,879,636, respectively)					10,751,649	—		10,751,649

Peru 0.7%
Compania de Minas Buenaventura SA (ADR)	120,300	—		120,300	2,568,405	—		2,568,405

(Cost $2,679,530, $0 and $2,679,530, respectively)					2,568,405	—		2,568,405

				Emerging
	Emerging	New Asia		Markets Fund				Emerging
	Markets Fund	Fund		Pro Forma	Emerging	New Asia		Markets Fund
	Shares	Shares	Pro Forma	Shares	Markets Fund	Fund	Pro Forma	Pro Forma
	Amount	Amount	Adjustments	Amount	Value ($)	Value ($)	Adjustments	Value ($)

Philippines 1.2%
Manila Water Co.	—	6,134,200		6,134,200	—	690,508		690,508
Philippine Long Distance Telephone Co. (ADR)	40,400	57,500		97,900	1,041,108	1,481,775		2,522,883
SM Investments Corp.	114,250	110,950		225,200	527,081	511,856		1,038,937

(Cost $1,526,881, $2,361,882 and $3,888,763, respectively)					1,568,189	2,684,139		4,252,328

Poland 0.2%
TVN SA	67,960	—		67,960	808,221	—		808,221

(Cost $699,807, $0 and $699,807, respectively)					808,221	—		808,221

Russia 3.1%
AFK Sistema (GDR)	193,700	—		193,700	3,002,350	—		3,002,350
AO VimpelCom (ADR)	28,800	—		28,800	942,336	—		942,336
LUKOIL (ADR)	21,500	—		21,500	2,913,250	—		2,913,250
OAO Gazprom “S” (ADR)	9,700	—		9,700	327,375	—		327,375
OAO Gazprom “S” (ADR)	76,500	—		76,500	2,582,110	—		2,582,110
Surgutneftegaz (ADR)	31,900	—		31,900	1,114,905	—		1,114,905

(Cost $10,484,049, $0 and $10,484,049, respectively)					10,882,326			10,882,326

Singapore 0.1%

Chartered Semiconductor Manufacturing Ltd. (ADR)	—	116,700	(116,700)	—	—	688,530	(688,530)	—
Petra Foods Ltd.	407,600	—		407,600	299,355	—		299,355

(Cost $222,911, $848,642 and $222,911, respectively)					299,355	688,530	(688,530)	299,355

South Africa 3.6%
Gold Fields Ltd. (ADR)	60,100	—		60,100	597,995	—		597,995
Gold Fields Ltd.	90,100	—		90,100	902,108	—		902,108
Impala Platinum Holdings Ltd.	17,900	—		17,900	1,485,683	—		1,485,683
MTN Group Ltd.	377,700	—		377,700	2,677,818	—		2,677,818
Naspers Ltd. “N”	121,800	—		121,800	1,472,144	—		1,472,144
Sasol	42,500	—		42,500	994,945	—		994,945
Standard Bank Group Ltd.	249,700	—		249,700	2,503,055	—		2,503,055
Steinhoff International Holdings Ltd.	901,300	—		901,300	1,911,974	—		1,911,974

(Cost $12,341,095, $0 and $12,341,095, respectively)					12,545,722	—		12,545,722

				Emerging Markets
	Emerging	New Asia		Fund				Emerging Markets
	Markets Fund	Fund		Pro Forma	Emerging	New Asia		Fund Pro
	Shares	Shares	Pro Forma	Shares	Markets Fund	Fund	Pro Forma	Forma
	Amount	Amount	Adjustments	Amount	Value ($)	Value ($)	Adjustments	Value ($)

Taiwan 14.3%
AU Optronics Corp. (ADR)	113,100	79,700		192,800	1,834,482	1,292,734		3,127,216
Bank of Kaohsiung	3,791,000	—		3,791,000	2,601,217	—		2,601,217
Cathay Financial Holding Co., Ltd.	539,000	387,000		926,000	980,175	703,762		1,683,937
China Steel Corp.	—	1,262,000		1,262,000	—	1,304,479		1,304,479
CHIPBOND Technology Corp.	—	395,000		395,000	—	489,651		489,651
Chungwha Telecom Co., Ltd.	—	1,071,000		1,071,000	—	2,112,788		2,112,788
Formosa Chemicals & Fibre Corp.	911,000	599,000		1,510,000	1,864,483	1,225,933		3,090,416
Formosa Plastics Corp.	610,000	—		610,000	1,051,030	—		1,051,030
Hon Hai Precision Industry Co., Ltd.	440,989	297,849		738,838	2,109,476	1,424,764		3,534,240
Hotai Motor Co., Ltd.	—	395,700		395,700	—	887,897		887,897
Hung Poo Real Estate Development Corp.	—	775,000		775,000	—	512,603		512,603
Mega Financial Holding Co., Ltd.	4,120,040	3,026,520		7,146,560	2,592,596	1,904,483		4,497,079
Quanta Computer, Inc.	831,080	—		831,080	1,394,331	—		1,394,331
Siliconware Precision Industries Co.	1,993,000	3,147,400		5,140,400	1,746,557	2,758,211		4,504,768
Ta Chong Bank Ltd.	—	3,791,982		3,791,982	—	1,149,028		1,149,028
Taiwan Semiconductor Manufacturing Co., Ltd.	1,080,282	2,794,040		3,874,322	1,805,417	4,669,529		6,474,946
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	233,200	—		233,200	2,007,852	—		2,007,852
United Microelectronics Corp.	677,000	528,000		1,205,000	402,065	313,575		715,640
United Microelectronics Corp. (ADR)	225,600	—		225,600	733,200	—		733,200
XAC Automation Corp.	840,000	400,000		1,240,000	1,031,004	490,955		1,521,959
Yang Ming Marine Transport	996,000	764,000		1,760,000	987,866	757,760		1,745,626
Yuanta Core Pacific Securities Co.	1,217,667	1,619,926		2,837,593	871,081	1,158,844		2,029,925
Zyxel Communications Corp.	636,000	467,000		1,103,000	1,475,685	1,083,561		2,559,246

(Cost $25,618,745, $21,028,551 and $46,647,296, respectively)					25,488,517	24,240,557		49,729,074

Thailand 5.0%
Bangkok Bank PCL (Foreign Registered)	936,400	915,000		1,851,400	2,548,118	2,489,885		5,038,003
Precious Shipping PCL (Foreign Registered)	—	907,900		907,900	—	1,185,368		1,185,368
PTT Exploration and Production PCL (Foreign Registered)	88,000	142,100		230,100	776,372	1,253,664		2,030,036
Thai Airways International PCL (Foreign Registered)	639,000	—		639,000	680,390	—		680,390
Thai Olefins PCL (Foreign Registered)	1,591,100	583,300		2,174,400	2,662,254	975,987		3,638,241
Thai Union Frozen Products PCL (Foreign Registered)	2,262,500	—		2,262,500	1,720,750	—		1,720,750
The Siam Cement PCL (Foreign Registered)	—	266,400		266,400	—	1,609,805		1,609,805
True Corp. PCL (Foreign Registered)	4,449,900	3,373,100		7,823,000	925,065	701,215		1,626,280

(Cost $8,710,905, $6,452,464 and $15,163,369, respectively)					9,312,949	8,215,924		17,528,873

Turkey 1.3%
Denizbank AS	601,332	—		601,332	1,679,229	—		1,679,229
Hurriyet Gazetecilik ve Matbaacilik AS	520,409	—		520,409	929,563	—		929,563
Turkcell Iletisim Hizmetleri AS (ADR)	122,800	—		122,800	1,910,768	—		1,910,768

(Cost $4,461,706, $0 and $4,461,706, respectively)					4,519,560	—		4,519,560

United Kingdom 0.5%
Lonmin PLC	108,794	—		108,794	1,916,569	—		1,916,569

(Cost $2,229,230, $0 and $2,229,230, respectively)					1,916,569	—		1,916,569

Venezuela 0.5%
Compania Anonima Nacional Telefonos de Venezuela (ADR)	86,700	—		86,700	1,659,438	—		1,659,438

(Cost $1,740,369, $0 and $1,740,369, respectively)					1,659,438	—		1,659,438

Total Common Stocks (Cost $181,984,576, $113,015,370 and $266,122,080, respectively)					186,782,418	148,435,563	(42,811,777)	292,406,204

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.	—	91,000		91,000	—	75,880		75,880

(Cost $0, $841 and $841, respectively)					—	75,880		75,880

Preferred Stocks 1.4%
Brazil 0.6%

Companhia Vale do Rio Doce	62,800	—		62,800	745	—		745
Perdigao SA	104,270	—		104,270	1,967,047	—		1,967,047

(Cost $2,012,253, $0 and $2,012,253, respectively)					1,967,792			1,967,792

Korea 0.8%
Daishin Securities Co., Ltd.	—	209,100		209,100	—	1,818,929		1,818,929
Samsung Electronics Co., Ltd.	—	3,800		3,800	—	1,147,332		1,147,332

(Cost $0, $2,055,536 and $2,055,536, respectively)					—	2,966,261		2,966,261

Total Preferred Stocks (Cost $2,012,253, $2,055,536 and $4,067,789, respectively)					1,967,792	2,966,261		4,934,053

	Emerging	New Asia		Emerging Markets Fund
	Markets Fund	Fund		Pro Forma	Emerging	New Asia			Emerging Markets Fund Pro
	Shares	Shares	Pro Forma	Shares	Markets Fund	Fund	Pro Forma		Forma
	Amount	Amount	Adjustments	Amount	Value ($)	Value ($)	Adjustments		Value ($)

Rights 0.0%
Thailand
True Corp. PCL	—	299,999		299,999	—	—			—

(Cost $0, $0 and $0, respectively)					—	—			-

Exchange Traded Funds 1.5%
Malaysia
iShares MSCI Malaysia Index Fund	752,200	—		752,200	5,182,658	—			5,182,658

(Cost $5,510,334, $0 and $5,510,334, respectively)					5,182,658	—			5,182,658

Securities Lending Collateral 3.9%
United States
Daily Assets Fund Institutional, 2.94%	13,530,310	—		13,530,310	13,530,310	—			13,530,310

(Cost $13,530,310, $0 and $13,530,310, respectively)					13,530,310	—			13,530,310

Cash Equivalents 0.4%
United States
Scudder Cash Management QP Trust, 2.81%	1,185,211	147,776		1,332,987	1,185,211	147,776			1,332,987

(Cost $1,185,211, $147,776, and $1,332,987, respectively)					1,185,211	147,776			1,332,987

Total Investment Portfolio (Cost $204,222,684, $115,219,523 and $290,564,341, respectively) 91.0%					208,648,389	151,625,480	(42,811,777)	(a)	317,462,092
Other Assets and Liabilities, Net 9.0%					(11,377,784)	39,304	42,624,777		31,286,297

Net Assets 100.0%					197,270,605	151,664,784	(187,000)	(b)	348,748,389

(A)	Represents proceeds from the sale of securities by Scudder New Asia Fund made prior to the merger in order to conform its portfolio to comply with investment policies of Scudder Emerging Markets Fund.

(B)	Reflects $187,000 of estimated merger costs, including legal, proxy printing and proxy solicitation expenses, to be borne fully by Scudder New Asia Fund. Certain other costs associated with the merger and attributable to the Scudder Emerging Markets Fund will be borne by Deutsche Investment Management Americas, Inc.

Capitalization. The following table sets forth the unaudited capitalization of each Fund as of April 30, 2005 and of Scudder Emerging Markets Fund on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date: (1).

				Scudder Emerging
				Markets Fund
	Scudder Emerging	Scudder New	Pro Forma	Pro Forma
	Markets Fund	Asia Fund	Adjustments	Combined

Net Assets
Class A Shares	$79,267,144	$—	$—	$79,267,144
Class B Shares	$3,074,659	$—	$—	$3,074,659
Class C Shares	$4,932,584	$—	$—	$4,932,584
Class AARP Shares	$6,411,663	$—	$—	$6,411,663
Class S Shares	$103,584,555		$151,477,784 (2)	$255,062,339
Common Shares	$—	$151,664,784	$(151,664,784)	$—

Total Net assets	$197,270,605	$151,664,784	$(187,000)	$348,748,389

Shares outstanding
Class A Shares	4,577,595	—	—	4,577,595
Class B Shares	182,163	—	—	182,163
Class C Shares	291,704	—	—	291,704
Class AARP Shares	368,038	—	—	368,038
Class S Shares	5,950,903		8,700,619	14,651,522
Common Shares	—	8,759,833	(8,759,833)	—

Net Asset Value per share
Class A Shares	$17.32	$—	—	$17.32
Class B Shares	$16.88	$—	—	$16.88
Class C Shares	$16.91	$—	—	$16.91
Class AARP Shares	$17.42	$—	—	$17.42
Class S Shares	$17.41	$—	—	$17.41
Common Shares	$—	$17.31	—	$—

1)	Assumes the merger had been consummated on April 30, 2005, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Emerging Markets Fund will be received by the shareholders of the Scudder New Asia Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Emerging Markets Fund that actually will be received on or after such date.

2)	Reflects $187,000 of estimated merger costs, including legal, proxy printing and proxy solicitation expenses, to be borne fully by Scudder New Asia Fund. Certain other costs associated with the merger and attributable to the Scudder Emerging Markets Fund will be borne by Deutsche Investment Management Americas, Inc.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
AS OF April 30, 2005 (UNAUDITED)

					Scudder Emerging
					Markets Fund
	Scudder Emerging	Scudder New	Pro Forma		Pro Forma
	Markets Fund	Asia Fund	Adjustments		Combined

Investments, at value	$208,648,389	$151,625,480	$(42,811,777	)(2)	$317,462,092
Other assets less liabilities	$(11,377,784)	$39,304	$42,624,777	(2)	$31,286,297
Total Net assets	$197,270,605	$151,664,784	$(187,000)		$348,748,389

Net Assets
Class A Shares	$79,267,144	$—	$—		$79,267,144
Class B Shares	$3,074,659	$—	$—		$3,074,659
Class C Shares	$4,932,584	$—	$—		$4,932,584
Class AARP Class	$6,411,663	$—	$—		$6,411,663
Class S Shares	$103,584,555	$—	$151,477,784	(3)	$255,062,339
Common Shares	$—	$151,664,784	$(151,664,784)		$—
Total Net assets	$197,270,605	$151,664,784	$(187,000)		$348,748,389

Share Outstanding
Class A Shares	4,577,595	—	—		4,577,595
Class B Shares	182,163	—	—		182,163
Class C Shares	291,704	—	—		291,704
Class AARP Class	368,038	—	—		368,038
Class S Shares	5,950,903	—	8,700,619		14,651,522
Common Shares	—	8,759,833	(8,759,833)		—

Net Asset Value per Share
Class A Shares	$17.32	$—	—		$17.32
Class B Shares	$16.88	$—	—		$16.88
Class C Shares	$16.91	$—	—		$16.91
Class AARP Class	$17.42	$—	—		$17.42
Class S Shares	$17.41	$—	—		$17.41
Common Shares	$—	$17.31	—		$—

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED APRIL 30, 2005 (UNAUDITED)

					Scudder Emerging
	Scudder	Scudder			Markets Fund
	Emerging Markets	New Asia	Pro Forma		Pro Forma
	Fund	Fund	Adjustments		Combined

Investment Income:
Interest and dividend income (net of foreign taxes withheld)	$4,176,893	$3,394,164	—		$7,571,057

Total Investment Income	4,176,893	3,394,164			7,571,057
Expenses
Management Fees	1,942,141	1,677,492	(786,318	)(4)	2,833,315
Services to Shareholders	428,356	46,206	34,544	(5)	509,106
Custodian Fees	349,714	280,118	(164,830	)(5)	465,002
Fund Accounting	138,333	126,199	(83,565	)(5)	180,967
Distribution Service Fees	173,569	—	—		173,569
Auditing	93,061	102,883	(82,244	)(5)	113,700
Legal	8,663	7,278	19,804	(5)	35,745
Directors’ Fees and Expenses	7,144	129,456	(125,808	)(5)	10,792
Reports to Shareholders	22,933	68,102	(39,143	)(5)	51,892
Registration Fees	31,047	27,474	35,605	(5)	94,126
Other Expenses	17,717	31,218	(2,589	)(5)	46,346

Total expenses before expense reductions	3,212,678	2,496,426	(1,194,544)		4,514,560
Expense reductions	(302,974)	(1,735)	(61,944	)(6)	(366,653)

Expenses, net	2,909,704	2,494,691	(1,256,488)		4,147,907

Net investment income (loss)	1,267,189	899,473	1,256,488		3,423,150

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments and foreign currency related transactions (net of foreign taxes)	24,189,619	15,143,889	13,933,911	(7)	53,267,419

Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions(net of deferred foreign tax credit)	(6,154)	(1,202,684)	(13,933,911	)(7)	(15,142,749)

Net increase in net assets from operations	$25,450,654	$14,840,678	$1,256,488		$41,547,820

Notes to Pro Forma Combining Financial Statements
April 30, 2005
1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 2005, and the unaudited pro forma condensed Statement of Operations for the 12 month period ended April 30, 2005 for Scudder Emerging Markets Fund and Scudder New Asia Fund as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.
Basis of Combination
Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of the net assets of Scudder New Asia Fund in exchange for shares of Scudder Emerging Markets Fund at net asset value. Following the acquisition, Scudder Emerging Markets Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.
Security Valuation
Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The funds may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Federal Income Taxes
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder Emerging Markets Fund intends to continue to qualify as a regulated investment company.
At October 31, 2004, Scudder Emerging Markets Fund had a net tax basis capital loss carryforward of approximately $17,449,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($8,964,000), October 31, 2009 ($8,385,000) and October 31, 2010 ($100,000), the respective expiration dates, whichever occurs first.
At December 31, 2004, Scudder New Asia Fund had a net tax basis capital loss carryforward of approximately $574,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($574,000), the expiration date, whichever occurs first. Some of Scudder New Asia Fund’s capital loss carryforward may be subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code as a result of the merger.
2.	Represents sale of securities by Scudder New Asia Fund and the receivable for the proceeds of such sales made prior to the merger in order to conform its portfolio to comply with the investment policies of Scudder Emerging Markets Fund.

3.	Reflects $187,000 of estimated merger costs, including legal, proxy printing and proxy solicitation expenses to be borne fully by Scudder New Asia Fund. Certain other costs associated with the merger and attributable to the Scudder Emerging Markets Fund will be borne by Deutsche Investment Management Americas, Inc.

4.	Represents reduction in management fees resulting from the use of Scudder Emerging Markets Fund’s lower management fee agreement, applied to the pro forma combined average daily net assets.

5.	Represents estimated increase (decrease) in expense resulting from the merger.

6.	Increase in expense reimbursement resulting from lower expense limitations going into effect upon consummation of the merger.

7.	Increase in realized gain and increase in unrealized depreciation resulting from sale of securities by Scudder New Asia Fund prior to the merger in order to conform its portfolio to comply with the investment policies of Scudder Emerging Markets Fund.

Supplement to the currently effective prospectus of each of the listed funds:
The following information supplements disclosure in each of the following funds’ currently effective prospectuses:

Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder California Tax-Free Income Fund
Scudder Capital Growth Fund
Scudder Commodity Securities Fund
Scudder Development Fund
Scudder-Dreman Concentrated Value Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder EAFE_Equity Index Fund
Scudder Emerging Markets Fund
Scudder Emerging Markets Income Fund
Scudder Equity 500 Index Fund
Scudder Fixed Income Fund
Scudder Flag Investors
Communications Fund
Scudder Flag Investors Equity
Partners Fund
Scudder Flag Investors Value Builder Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder GNMA Fund
Scudder Gold and Precious Metals Fund
Scudder Greater Europe Fund
Scudder Growth and Income Fund
Scudder Health Care Fund
Scudder High Income Fund
Scudder High Income Plus Fund
Scudder High Yield Tax-Free Fund
Scudder Income Fund
Scudder Inflation Protected Plus Fund
Scudder Intermediate Tax/AMT Free Fund
Scudder International Equity Fund
Scudder International Fund
Scudder International Select Equity Fund
Scudder Japanese Equity Fund
Scudder Large Cap Value Fund
Scudder Large Company Growth Fund
Scudder Latin America Fund
Scudder Lifecycle Long Range Fund
Scudder Limited-Duration Plus Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Micro Cap Fund
Scudder Mid Cap Growth Fund
Scudder New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund
Scudder Pathway Series: Conservative Portfolio
Scudder Pathway Series: Growth Plus Portfolio
Scudder Pathway Series: Growth Portfolio
Scudder Pathway Series: Moderate Portfolio
Scudder RREEF Real Estate Securities Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Short Duration Fund
Scudder Short-Term Bond Fund
Scudder Short-Term Municipal Bond Fund
Scudder Small Cap Growth Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Strategic Income Fund
Scudder Target 2013 Fund
Scudder Target 2014 Fund
Scudder Tax Advantaged Dividend Fund
Scudder Technology Fund
Scudder Total Return Fund
Scudder US Bond Index Fund
Scudder US Government Securities Fund

The following information supplements the “Redemption Fees” subsection of the “Policies You Should Know About — Policies about Transactions” sections of each fund’s prospectus.
There are two additional exceptions when the redemption fee will not be charged: (i) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder and (ii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA.
The following information supplements the “Class B Shares” subsection of the “Choosing a Share Class” section of each applicable fund’s currently effective Class B prospectus.
For each fund listed in this supplement with a Class B prospectus
Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans.
The following information supplements the “Class C Shares” subsection of the “Choosing a Share Class” section of each applicable fund’s currently effective Class C prospectus.
For each fund listed in this supplement with a Class C prospectus

Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans.
Please Retain This Supplement for Future Reference
July 22, 2005
SMF-3661